SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BIOLASE TECHNOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BIOLASE TECHNOLOGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 15, 2005

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BIOLASE Technology, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, November 15, 2005, at 2:00 p.m. local time at the Laguna Cliffs Marriott Resort and Spa, 25135 Park Lantern, Dana Point, CA, 92629, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1.	To elect five directors to serve until the next Annual Meeting of Stockholders;

2.	To ratify the form of Indemnification Agreement entered into between the Company and its directors and officers;

3.	To amend the 2002 Stock Incentive Plan to increase the shares of common stock reserved for issuance thereunder;

4.	To ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005; and

5.	To transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

Stockholders of record at the close of business on October 3, 2005 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company and at the Annual Meeting.

All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

Sincerely,

Federico Pignatelli

Chairman of the Board of Directors

San Clemente, California

October 17, 2005

BIOLASE TECHNOLOGY, INC.

981 Calle Amanecer

San Clemente, California 92673

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 15, 2005

General

The enclosed proxy (the “Proxy”) is solicited on behalf of the Board of Directors of BIOLASE Technology, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on Tuesday, November 15, 2005 (the “Annual Meeting”) and at any adjournment or postponement thereof. The Annual Meeting will be held at 2:00 p.m. local time at the Laguna Cliffs Marriott Resort and Spa, 25135 Park Lantern, Dana Point, CA, 92629. These Proxy solicitation materials were mailed on or about October 17, 2005 to all stockholders entitled to vote at the Annual Meeting.

Voting; Quorum

The specific Proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On October 3, 2005, the record date (the “Record Date”) for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 23,249,277 shares of the Company’s common stock (the “Common Stock”) were outstanding. No shares of the Company’s preferred stock are outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on the Record Date. Stockholders may not cumulate votes in the election of directors.

The presence at the Annual Meeting, either in person or by proxy, of holders of shares of the Company’s outstanding stock entitled to vote and representing a majority of the voting power of all of such shares shall constitute a quorum for the transaction of business. In the election of directors, the five nominees receiving the highest number of affirmative votes will be elected. With regard to Proposals Two, Three and Four, the affirmative vote of the holders of Common Stock representing a majority of the voting power present or represented by proxy and voting at the Annual Meeting and entitled to vote on the subject matter is required for approval.

All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. With regard to Proposal One, broker non-votes and votes marked “withheld” will not be counted towards the tabulation of votes cast on such Proposal. With regard to Proposals Two, Three and Four, abstentions will be counted towards the tabulation of votes cast on such Proposals and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether such Proposals have been approved.

Proxies

If the enclosed form of Proxy is properly signed and returned to the Company, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the Proxy does not specify how the shares represented thereby are to be voted, the Proxy will be voted FOR the election of the directors proposed by the Board unless the authority to vote for the election of such directors is withheld; and, if no contrary instructions are given, the Proxy will be voted FOR the approval of Proposals Two, Three and Four. You may revoke or change your Proxy at any time before the Annual Meeting by filing with the Secretary of the Company at the Company’s principal executive offices at 981 Calle Amanecer, San Clemente, California 92673 a notice of revocation or another signed Proxy with a later date. You may also revoke your Proxy by attending the Annual Meeting and voting in person.

Solicitation

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The Company may retain a proxy solicitor to assist in the distribution of Proxies and Proxy solicitation materials. Generally, the fee for such services is approximately $15,000 plus expenses. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, facsimile or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

Deadline for Receipt of Stockholder Proposals

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2006 Annual Meeting of Stockholders must be received no later than January 10, 2006 in order that they may be included in the proxy statement and form of proxy relating to that meeting. In addition, the proxy solicited by the Board of Directors for the 2006 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company receives notice of such proposal no later than March 26, 2006.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE

ELECTION OF DIRECTORS

General

The Board of Directors currently consists of five persons whose term of office expires at the Annual Meeting. The directors to be elected will serve until the 2006 Annual Meeting of Stockholders and until their successors have been duly elected and qualified or until their earlier resignation, removal or death. If this Proposal is approved, the Board will consist of five persons.

The Company’s current Board members are also its nominees for the upcoming election of directors. Each of the director nominees has agreed to serve if elected. Management has no reason to believe that any of the nominees will be unavailable to serve. In the event any of the nominees named herein is unable to serve or declines to serve at the time of the Annual Meeting, the persons named in the enclosed Proxy will exercise discretionary authority to vote for substitutes.

The Board has nominated the persons listed below to serve as directors for the term beginning at the Annual Meeting of Stockholders on November 15, 2005. Unless otherwise instructed, the proxy holders will vote the Proxies received by them FOR the nominees named below.

Nominees for Term Ending Upon the 2006 Annual Meeting of Stockholders

Federico Pignatelli, 52, has served as the Chairman of the Board since 1994 and as a director since 1991. He is the Founder and President of Art & Fashion Group since 1992. Art & Fashion Group is a holding company of an array of businesses providing services to the advertising industry, including the world’s largest complex of digital and film still photography studios for production and post-production. Previously, Mr. Pignatelli was a Managing Director at Gruntal & Company, an investment banking and brokerage firm, and was a Managing Director of Ladenburg, Thalmann & Co., another investment banking and brokerage firm.

Robert M. Anderton, DDS, 68, has served as a director since May 2004. From 1999 to 2001, Dr. Anderton served as the President of the American Dental Association (ADA) as well as holding many official roles with the ADA, including Trustee, Liaison to the Commissions on Dental Accreditation, Council on Education, Government and Legislative Affairs. Dr. Anderton has practiced general dentistry since 1961 and has held several dental society positions, including past President of the Texas Dental Association and Dallas County Dental Society. At various times, Dr. Anderton has published a number of articles in medical and trade journals, including the Journal of the American Society of Preventive Dentistry and Journal of Modern Dental Practice. Dr. Anderton received his DDS degree from Baylor University—College of Dentistry and his J.D. degree from Southern Methodist University—School of Law.

George V. d’Arbeloff, 60, has served as a director since 1996. Since 2003, Mr. d’Arbeloff has served as Managing Member of Opus Venture Group, LLC, a company dedicated to providing innovative products for television-based home shopping retailers. Since 2000, Mr. d’Arbeloff has served and continues to serve as Chairman of Big Idea Group, Inc., a company that links inventors with other companies buying innovation. From 1996 to 2000, Mr. d’Arbeloff served as Chief Executive Officer of Retail Solutions, Inc., a small early-stage private company. From 1967 to 1996, he served in various executive capacities at Teradyne, Inc., a manufacturer of testing equipment for the semiconductor and electronics industries, including Vice President of Investor Relations from 1995 to 1996, Vice President and General Manager of the Semiconductor Test Group from 1992 to 1995 and Vice President and General Manager of the Industrial/Consumer Division of the Semiconductor Test Group from 1982 to 1992.

Robert E. Grant, 36, has served a director and President and Chief Executive Officer since October 2004. He joined the Company in 2003 and served as Chief Operating Officer until 2004. From 2002 to 2003, Mr. Grant served as Executive Vice President and General Manager of the Medical Business of Lumenis in Santa Clara, California. In 2002, he served as Executive Vice President and General Manager of the Surgical and Ophthalmic Business of Lumenis. In 2001, Mr. Grant served as Vice President of the Surgical Business of the Coherent Medical Group, a subsidiary of Coherent, Inc. and a manufacturer of laser equipment that was later acquired by Lumenis. Between 2000 and 2001, he also served as Vice President of Business Development of the Coherent Medical Group. From 1998 to 2001, Mr. Grant served as the Managing Director of European Operations for the Coherent Medical Group, based in Dieburg, Germany. From 1997 to 1998, he served as Director of Business Development for HGM, Inc., a manufacturer of medical lasers used in ophthalmic, dental and aesthetic applications, which also was later acquired by Lumenis. Before 1997, Mr. Grant held several positions in management at other companies in the medical device industry.

Jeffrey W. Jones, 47, has served as a director since 1998 and as Vice Chairman of the Board and Chief Technology Officer since October 2004. He served as President and Chief Executive Officer from 1998 to 2004, and as Managing Director of BIOLASE Europe GmbH, a wholly owned subsidiary, from 2001 to 2004. From 1986 to 1998, Mr. Jones served in various executive capacities for a group of privately held companies, including the McMahan Enterprise Group and HGM Medical Laser Systems, a manufacturer of medical lasers used in ophthalmologic, dental and anesthetic applications. At various times during the above-mentioned period, he served as President and Chief Executive Officer of these companies.

Independent Directors

The Board believes that a majority of the Board members should be independent directors. The Board also believes that it is useful and appropriate to have members of management, including the Chief Executive Officer, as directors. The Board has determined that each of Messrs. Pignatelli and d’Arbeloff and Dr. Anderton are independent directors as defined by the listing standards of the NASDAQ Marketplace Rules (“NASDAQ Rules”) and the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”).

Board Committees and Meetings

The Board of Directors held seven meetings and acted by written consent various times during the year ended December 31, 2004. The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served during 2004. In addition, the Board encourages each of the directors to attend the annual meeting of stockholders, and four of the five directors attended the 2004 annual meeting of stockholders.

Audit Committee.    The Audit Committee currently consists of three directors, Messrs. d’Arbeloff and Pignatelli and Dr. Anderton, and is primarily responsible for approving the services performed by the Company’s independent auditor and reviewing their reports regarding the Company’s accounting practices and systems of internal accounting controls. The committee also reviews the Company’s financial reports, its accounting and financial policies in general, and management’s procedures and policies with respect to the Company’s internal accounting controls. The Audit Committee held ten meetings during 2004 and acted by written consent various times during 2004.

The Board has determined that all members of the Audit Committee are “independent” as that term is defined in the NASDAQ Rules and according to the standards established by the rules and regulations of the SEC. The Board has determined that Mr. d’Arbeloff qualifies as the “audit committee financial expert” under the SEC rules, by means of his experience identified in this Proxy Statement under “Nominees for Term Ending Upon the 2006 Annual Meeting of Stockholders.”

The Board of Directors adopted and approved a written charter for the Audit Committee. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

Compensation Committee.    The Compensation Committee currently consists of three directors, Messrs. Pignatelli and d’Arbeloff and Dr. Anderton, and is primarily responsible for reviewing and developing the Company’s general compensation policies and making recommendations to the Board of Directors on compensation levels for the Company’s executive officers. The Compensation Committee also reviews and makes recommendations to the Board of Directors on matters relating to employee compensation and benefit plans. Each of the members of the Compensation Committee qualifies as an independent director under the NASDAQ Rules and SEC rules and regulations, and as a non-employee director under the Internal Revenue code. The Compensation Committee held one meeting during 2004.

The Board of Directors has adopted and approved a written charter for the Compensation Committee. A copy of the Compensation Committee Charter is attached to this Proxy Statement as Appendix B.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee currently consists of three directors, Messrs. Pignatelli and d’Arbeloff and Dr. Anderton, and is primarily responsible for recommending to the Board of Directors criteria for membership on the Board of Directors, identifying individuals qualified to serve on the Board of Directors and recommending individuals for selection by the Board of Directors as director nominees for election at each annual meeting of the Company’s stockholders. The Nominating and Corporate Governance Committee is also responsible for developing and recommending to the Board of Directors corporate governance guidelines applicable to the Company. The Nominating and Corporate Governance Committee has a policy that it will review and evaluate the qualifications of any director candidates who have been recommended by stockholders of the Company. A stockholder who wishes to suggest a prospective nominee for the Board should notify any member of the Nominating and Corporate Governance Committee in writing with any supporting material the stockholder considers appropriate. Each of the members of the Nominating and Corporate Governance Committee qualifies as an independent director under the NASDAQ Rules and the SEC rules and regulations. The Nominating and Corporate Governance Committee held two meetings during 2004.

The Board of Directors has adopted and approved a written charter for the Nominating and Corporate Governance Committee. A copy of the Nominating and Corporate Governance Committee Charter is attached to this Proxy Statement as Appendix C.

Compensation Committee Interlocks and Insider Participation

During 2004, the Compensation Committee consisted of Messrs. Pignatelli and d’Arbeloff and Dr. Anderton. No member of the Compensation Committee was an officer or employee at any time during the 2004 fiscal year or at any other time. The Board of Directors as a whole, including the Chief Executive Officer, made all compensation decisions with respect to the executive officers during 2004. No current executive officer has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Board of Directors or Compensation Committee.

Stockholder Communications

Any stockholder who wishes to communicate with the Board may send his or her communication in writing to: Robert E. Grant, President, Chief Executive Officer and Board member, BIOLASE Technology, Inc., 981 Calle Amanecer, San Clemente, California 92673. The communication must include the stockholder’s name, address and an indication that the person is a stockholder of the Company. Mr. Grant will review any communications received from stockholders, and all material communications from stockholders will be forwarded to the appropriate director or directors, or committee of the Board, based on the subject matter.

Director Compensation

Non-employee directors did not receive any cash compensation from the Company for their service as members of the Board of Directors or any Board committee in 2004. However, directors are reimbursed for all reasonable travel and lodging expenses incurred by them in attending Board and committee meetings. As Chairman of the Board, Mr. Pignatelli receives a quarterly payment of $7,500 which approximates his actual expenses incurred in connection with his service on the Company’s Board of Directors. In addition, in June 2005, the Board of Directors resolved to make a one-time payment of $90,000 to Mr. d’Arbeloff in connection with his service as Audit Committee chair and the extraordinary efforts he contributed in connection with the 2004 fiscal year-end audit.

Under the automatic option grant program in effect under the 2002 Stock Incentive Plan, each individual who is elected to the Board as a non-employee director, at an annual meeting of stockholders or at a special meeting at which directors are elected, automatically is granted, on the date of such election, a non-statutory option to purchase 30,000 shares of Common Stock. Each option vests at a rate of 7,500 shares per quarter, with the first vesting date occurring three months after the date of grant. If a non-employee director becomes a director for the first time on a date other than the date of a meeting at which all directors are elected, he or she automatically is granted a non-statutory option to purchase the number of shares equal to (a) 2,500 multiplied by (b) the difference between 12 and the number of months since the last meeting at which directors were elected, vesting at a rate of 2,500 shares per month.

Each automatic grant under the 2002 Stock Incentive Plan has an exercise price per share equal to the fair market value per share of Common Stock on the grant date and has a maximum term of ten years, subject to earlier termination 12 months after the date of the optionee’s cessation of Board service for any reason. Each automatic option is immediately exercisable for all of the option shares. However, any shares purchased under such option are subject to repurchase by the Company, at the lower of the exercise price paid per share or the fair market value per share (determined at the time of repurchase), should the optionee cease Board service prior to vesting of those shares. The shares subject to each initial option grant and each annual option grant will immediately vest in full if certain changes in control or ownership occur or if the optionee dies or becomes disabled while serving as a director.

Under the automatic option grant program, Messrs. Pignatelli and d’Arbeloff and Dr. Anderton each received an automatic option grant on May 26, 2004 to purchase 30,000 shares of Common Stock at an exercise price of $11.96 per share.

Required Vote

The five nominees receiving the highest number of affirmative votes of the outstanding shares of Common Stock present or represented by proxy and entitled to be voted for them shall be elected as directors. Broker non-votes and votes marked “withheld” will not be counted towards the tabulations of votes cast for the election of directors. Each Proxy cannot be voted for a greater number of persons than five.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the election of the nominees listed above.

PROPOSAL TWO

RATIFICATION OF FORM OF INDEMNIFICATION AGREEMENT

General

The Board has directed the submission to a vote of the stockholders of a Proposal to ratify the form of indemnification agreement which may be made between the Company and its present and future directors, officers and key employees, as may be determined from time to time by the Board, in substantially the form attached to this Proxy Statement as Appendix D. The Board of Directors approved, and the Company entered into, such indemnification agreements with its directors, officers and certain key employees (the “Indemnified Parties”) on July 26, 2005. Pursuant to the terms and conditions of the indemnification agreements, the Indemnified Parties are indemnified by the Company against certain liabilities arising out of their service to the Company.

Prior to entry into these indemnification agreements, the Company did not have indemnification agreements with its directors and officers, except pursuant to the provisions contained in the employment agreements of Messrs. Grant, Hohener, and Jones. The Board believes that such agreements should be adopted for all directors and officers in response to the increasing hazard, and related expense, of unfounded litigation directed against directors and officers, the difficulty of obtaining broad directors’ and officers’ liability insurance and significant limitations in amounts and breadth of coverage, dramatic increases in premiums for that coverage, and the potential inability to continue to attract and retain qualified directors and executive officers in light of these circumstances.

Although neither stockholder approval nor ratification of the form of indemnification agreement is required by law, the Board believes it is appropriate to submit the form of indemnification agreement to the Company’s stockholders for ratification because the members of the Board are parties to, and the beneficiaries of, the rights contained in the indemnification agreements.

The Board believes the indemnification agreements serve the best interests of the Company and its stockholders by strengthening its ability to attract and retain the services of knowledgeable and experienced persons as directors and officers who, through their efforts and expertise, can make a significant contribution to the Company’s success. The indemnification agreements are intended to complement the indemnity protection available under applicable law, the Company’s certificate of incorporation and bylaws and any policies of insurance it may maintain.

In the event the stockholders fail to ratify the form of indemnification agreement, the Board will consider whether or not to seek a modification or termination of the agreements. Even if the form of indemnification agreement is ratified, the Board of Directors in its discretion may amend the indemnification agreements at any future time if the Board believes that such an amendment would be in the best interests of the Company and its stockholders.

Delaware Law

Under the Delaware General Corporation Law (“DGCL”), a Delaware corporation is obligated to indemnify officers and directors in connection with liabilities arising from legal proceedings resulting from that person’s service to the corporation in certain circumstances. A Delaware corporation may also voluntarily undertake to indemnify certain persons acting on its behalf in certain circumstances.

•	The DGCL states that Delaware corporations shall indemnify any present or former director or officer against reasonable expenses (including attorney’s fees) incurred in connection with any proceeding to which such person was a party if that person is successful on the merits or otherwise in the defense of such action.

•	The DGCL authorizes corporations to indemnify any director or officer against liability incurred in a proceeding to which he or she was a party if his or her conduct was in good faith and he or she reasonably believed that his or her conduct was in or not opposed to the corporation’s best interests, and in the case of any criminal proceeding, the director had no reasonable cause to believe his or her conduct was unlawful. This voluntary indemnification must be approved by a majority of uninterested directors, by a committee of such directors designated by majority vote of uninterested directors, by independent legal counsel in a written opinion if the uninterested directors so direct, or by the stockholders.

•	The DGCL authorizes the Court of Chancery to summarily determine a corporation’s obligation to advance expenses (including attorney’s fees).

•	The DGCL also authorizes corporations to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding if the corporation receives an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation.

Summary of Indemnification Agreements

Under the indemnification agreements, the Company agrees to indemnify its directors, officers and agents, or Indemnified Parties, to the fullest extent permitted by law against all expenses and liabilities actually and reasonably incurred by reason of such Indemnified Party becoming, or being threatened to be made, a party to any action, claim, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative, investigative or other. Such expenses will be advanced by the Company upon written request by an Indemnified Party.

The Company has no obligation to provide indemnification if the party selected by the Board of Directors (such party being either the stockholders, a majority of disinterested directors, independent legal counsel or a panel of arbitrators) to review the Indemnified Party’s request for indemnification (the “Reviewing Party”) determines that the Indemnified Party would not be permitted to be indemnified. Additionally, if the Company has advanced expenses to the Indemnified Party and the Reviewing Party subsequently determines the Indemnified Party is not permitted to be indemnified under applicable law, the advanced expenses must be reimbursed by the Indemnified Party to the Company.

If an Indemnified Party is successful on the merits of an action, the Company is required to indemnify such Indemnified Party against all expenses and liabilities incurred in connection with such action. An Indemnified Party must notify the Company in writing, as soon as practicable, of any claim made against him or her for which indemnification will or could be sought.

To secure the Company’s obligations to indemnify and advance expenses to the Indemnified Parties in the event of a change of control, the Company will secure a surety bond in the amount of not less than $1.0 million, upon which an Indemnified Party may from time to time file a claim for payment. If there is a change in control of the Company (other than a change in control approved by a majority of the Board of Directors who were directors immediately prior to the change in control), then independent legal counsel will act as the Reviewing Party to determine whether the Indemnified Party is entitled to indemnification. The Company agrees to pay the reasonable fees of any independent legal counsel or arbitrators retained to make a determination of entitlement to indemnification pursuant to the indemnification agreement.

The termination of any claim by judgment, order, settlement, conviction, or plea of nolo contendere, or its equivalent, does not affect the presumption that an Indemnified Party is entitled to indemnification under the indemnification agreement, and the Company shall have the burden of proof to overcome that presumption. Additionally, if the Company is obligated to pay the expenses of any claim, the Company may assume the defense of such claim with counsel approved by such Indemnified Party upon the delivery to such Indemnified Party of written notice of the Company’s election to do so.

The Company shall not be obligated under the indemnification agreement: (i) to make any payment in connection with any claim against an Indemnified Party to the extent such party has otherwise actually received payment (under any insurance policy or otherwise) of the amounts indemnifiable under the indemnification agreement; (ii) to indemnify an Indemnified Party for liabilities in connection with a proceeding settled without the Company’s consent; (iii) to indemnify an Indemnified Party for expenses and the payment of profits arising from the purchase and sale by such Indemnified Party of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, or any similar state statute; or (iv) to indemnify an Indemnified Party for acts, omissions or transactions from which such Indemnified Party may not be relieved of liability under applicable law.

The Company agrees to use all reasonable efforts to maintain one or more policies of directors’ and officers’ liability insurance for such period of time as the Indemnified Party shall consent to serve as a director, officer or agent of the Company, as thereafter for so long as the Indemnified Party is subject to any possible proceeding.

The indemnification agreement is governed by Delaware law.

Indemnification for Liabilities Under the Securities Act of 1933

The Securities and Exchange Commission has expressed its opinion that indemnification of directors, officers and controlling persons of the Company against liabilities arising under the Securities Act of 1993, (the “Act”), is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the company of expenses incurred or paid by a director or officer of the Company in the successful defense of the action, suit or proceeding) is asserted by the director or officer in connection with securities which may have been registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Required Vote

The affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on this matter is required for approval of the Proposal to ratify the form of indemnification agreement. Abstentions will be counted towards the tabulation of votes cast on this Proposal and will have the same effect as negative votes. Broker non-votes will not be counted for purposes of determining whether this Proposal has been approved.

Recommendation of the Board of Directors

The Board of Directors believes that the indemnification agreement serves the best interests of the Company and its stockholders by strengthening its ability to attract and retain the services of knowledgeable and experienced persons as directors and officers who, through their efforts and expertise, can make a significant contribution to the Company’s success.

The Board of Directors recommends a vote FOR approval of the Proposal to ratify the form of Indemnification Agreement.

PROPOSAL THREE

APPROVAL OF AMENDMENT TO THE

BIOLASE TECHNOLOGY, INC. 2002 STOCK INCENTIVE PLAN

General

The stockholders are being asked to vote on an amendment to the Company’s 2002 Stock Incentive Plan (the “2002 Plan”) which was approved by the Board of Directors on September 19, 2005, subject to stockholder approval. The effect of the amendment is to increase the number of shares of Common Stock available for issuance under the 2002 Plan by an additional 950,000 to a total of 4,950,000. The number of shares of Common Stock subject to the 2002 Plan is being increased to provide for awards in future years. The Company intends to award grants to directors, officers and employees in order to provide incentives to such individuals to focus on critical long-range objectives of the Company and to encourage the attraction and retention of such individuals.

Background of the 2002 Plan

The 2002 Plan was approved by the Company’s stockholders on May 23, 2002. The 2002 Plan originally reserved 3,000,000 shares of Common Stock for issuance as stock awards or upon exercise of options granted pursuant to the 2002 Plan and included options outstanding under the predecessor 1998 Stock Option Plan which were transferred to the 2002 Plan. The 2002 Plan was amended in 2004 to increase the shares reserved by an additional 1,000,000 shares, bringing the current total shares of Common Stock reserved for issuance to 4,000,000. The Board of Directors further amended the 2002 Plan in 2005 to restrict the ability of the Company to reprice outstanding stock options or to cancel outstanding stock options in exchange for a regrant of a stock option with a lower exercise price without stockholder approval. The Board also amended the 2002 Plan to provide that (i) the minimum exercise price for stock options would be the fair market value of the Common Stock on the date of grant, (ii) to the extent otherwise required, stockholder approval would be necessary to increase the number of shares reserved under the 2002 Plan, and (iii) any shares issued under the stock issuance program for a purchase price of less than fair market value would generally provide for a minimum of three-year vesting, subject to continued employment or service, or one-year vesting in the case of performance-based awards.

The 2002 Plan is designed to serve as a comprehensive equity incentive program to attract and retain the services of individuals essential to the Company’s long-term growth and financial success. Accordingly, the Company’s officers and other employees, the non-employee directors and independent contractors have the opportunity to acquire a meaningful equity interest in the Company through their participation in the 2002 Plan.

Shares Subject to the 2002 Plan

As of September 15, 2005, options awarded pursuant to the 2002 Plan for 3,425,952 shares of Common Stock are outstanding and 142,856 shares remain available for issuance. These options were issued at fair market value of the Common Stock on the date of grant. Options expire following termination of the optionee’s service between 90 days and 12 months following termination service and have an exercise term not to exceed ten years from the date of grant. The market value of the securities underlying the options as of September 15, 2005 was $6.05 per share of Common Stock. If the entire amount of 3,568,808 shares that have been authorized under the 2002 Plan were issued thereunder, such shares would constitute 15.4% of the Common Stock outstanding as of September 15, 2005.

The Company plans to file an S-8 Registration Statement to register the additional 950,000 shares being reserved under the 2002 Plan.

Description of the Plan

Both the Board of Directors and the Compensation Committee have the authority to act as the plan administrator of the discretionary option grant and stock issuance programs with respect to option grants and stock issuances made to the Company’s executive officers and non-employee directors and also have the authority to make option grants and stock issuances under those programs to all other eligible individuals. The Board of Directors may at any time appoint a secondary committee comprised of one or more directors to have concurrent authority to make option grants and stock issuances under those two programs to individuals other than executive officers and non-employee directors. All grants under that program will be made in strict compliance with the express provisions of such program. Options granted under the 2002 Plan may be “incentive stock options” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified options. The 2002 Plan prohibits the repricing of outstanding stock options or the exchange of outstanding stock options for stock options with a lower exercise price, unless stockholder approval is obtained, or if in connection with a change of control of the Company or a change in the common stock of the Company (such as the result of a merger, stock split, stock dividend or recapitalization of the Company).

The 2002 Plan consists of three equity incentive programs: (1) the discretionary option grant program, (2) the stock issuance program, and (3) the automatic option grant program for the Company’s non-employee directors. The principal features of each program are described below.

Discretionary Option Grant Program

The plan administrator has complete discretion under the discretionary option grant program to determine which eligible individuals are to receive option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.

Each granted option will have an exercise price per share determined by the plan administrator, which will not be less than the fair market value of the Common Stock on the date of grant. No granted option will have a term in excess of ten years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date.

Stock Issuance Program

Shares may be issued under the stock issuance program at a price per share determined by the plan administrator, payable in cash or for past services rendered to the Company. Shares may also be issued as a bonus for past services without any cash outlay required of the recipient. Shares of Common Stock may also be issued under the program pursuant to share right awards that entitle the recipients to receive those shares upon the attainment of designated performance goals. The plan administrator has complete discretion under the program to determine which eligible individuals are to receive such stock issuances or share right awards, the time or times when those issuances or awards are to be made, and the number of shares subject to each such issuance or award. The plan administrator has discretion over the vesting schedule for shares issued under the stock issuance program. Shares issued at less than fair market value will generally vest over a three-year period, with accelerated vesting permitted only upon a change of control or in other limited circumstances (e.g., death or disability of the recipient, termination without cause or pursuant to a severance agreement or plan under which the recipient provides consideration for accelerated vesting). Shares may also be issued upon attainment of designated performance goals or specified service requirements.

Automatic Option Grant Program

Under the automatic option grant program, eligible non-employee members of the Board of Directors will receive a series of option grants over their period of Board service. Each individual who is elected to the Board as a non-employee director, at an annual meeting of stockholders or at a special meeting at which directors are elected, automatically will be granted, on the date of such election, a non-statutory option to purchase 30,000 shares of Common Stock. Each option will vest at a rate of 7,500 shares per quarter, with the first vesting date occurring three months after the date of grant. If a non-employee director becomes a member of the Board of Directors for the first time on a date other than the date of a meeting at which all directors are elected, he or she will automatically be granted a non-statutory option to purchase the number of shares equal to (a) 2,500 multiplied by (b) the difference between 12 and the number of months since the last meeting at which directors were elected. This option will vest at a rate of 2,500 shares per month.

Exercise Provisions, Amendment and Termination of the 2002 Plan

Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares. The plan administrator has complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.

The Board of Directors may amend or modify the 2002 Plan at any time, subject to any required stockholder approval to increase the number of shares reserved thereunder or pursuant to applicable laws and regulations and the NASDAQ Rules.

Unless sooner terminated by the Board of Directors, the 2002 Plan will terminate on April 16, 2012.

Options Granted Under the 2002 Plan

Because option grants under the 2002 Plan are subject to the discretion of the plan administrator, awards under the 2002 Plan that will be made for the upcoming year are undeterminable. Future option exercise prices under the 2002 Plan are also indeterminable because they will be based upon the fair market value of the Common Stock on the date of grant. As of September 15, 2005, the following persons or groups had in total, received options to purchase shares of Common Stock under the 2002 Plan, each of which had an exercise price per share equal to the fair market value on the date of grant, as follows:

Name and Position	Number of Shares
Federico Pignatelli Chairman of the Board	280,000

Robert M. Anderton Director	30,000

George V. d’Arbeloff Director	180,000

Robert E. Grant President, Chief Executive Officer and Director	500,000

Jeffrey W. Jones Vice Chairman of the Board and Chief Technology Officer; former Chief Executive Officer	1,007,000

Keith G. Bateman Executive Vice President, Marketing	300,000

John W. Hohener Executive Vice President and Chief Financial Officer	250,000

James M. Haefner Executive Vice President, Sales	100,000

Name and Position	Number of Shares

Edson J. Rood Former Vice President and Chief Financial Officer	200,000

Ioana Rizoiu Vice President, Clinical Research	30,000

All current executive officers as a group (5 persons)	2,157,000

All current directors who are not executive officers as a group (3 persons)	490,000

All employees, including all current officers who are not executive officers, as a group	1,197,644

Certain Federal Income Tax Consequences

Incentive stock options granted under the 2002 Plan will be afforded favorable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee’s sale of the shares (assuming that the sale occurs more than two years after grant of the option and more than one year after exercise of the option), any gain will be taxed to the optionee as long term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain.

All other options granted under the 2002 Plan will be non-statutory stock options and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a non-statutory stock option. However, upon exercise of the non-statutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee’s resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long term capital gain or loss treatment if the shares have been held for more than one year. The Code provides for reduced tax rates for long term capital gains based on the taxpayer’s income and the length of the taxpayer’s holding period.

The recipient of a restricted share award will generally recognize ordinary compensation income when such shares are no longer subject to a substantial risk of forfeiture, based on the excess of the value of the shares at that time over the price, if any, paid for such shares. However, if the recipient makes a timely election under the Code to be subject to tax upon the receipt of the shares, the recipient will recognize ordinary compensation income at that time equal to the fair market value of the shares over the price paid, if any, and no further ordinary compensation income will be recognized when the shares vest.

The Company is generally entitled to a deduction for Federal income tax purposes equal to the amount of ordinary compensation income recognized by the recipient of an option or restricted share award at the time such income is recognized.

The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or restricted shares, or to the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee’s death.

Required Vote

The affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on this matter is required for approval of the amendment of the 2002 Plan, and the amendment will become effective immediately upon approval. Abstentions will be counted towards the tabulation of votes cast on this Proposal and will have the same effect as negative votes. Broker non-votes will not be counted for purposes of determining whether this Proposal has been approved.

Recommendation of the Board of Directors

The Board of Directors deems this Proposal to be in the best interests of the Company and its stockholders and recommends a vote FOR approval of the amendment to the 2002 Plan.

PROPOSAL FOUR

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Current Accountants

On August 8, 2005 the Audit Committee and the Board of Directors selected the firm of BDO Seidman, LLP (“BDO”), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005, and the Board is asking the stockholders to ratify this appointment. Stockholder ratification of such selection is not required by the Company’s bylaws or other applicable legal requirement. However, the Board of Directors is submitting the selection of BDO to the stockholders for ratification as a matter of good corporate governance. In the event the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm for the 2006 fiscal year. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders.

A representative of BDO is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Former Accountants

On August 3, 2005, the Company dismissed PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent registered public accounting firm. The Company’s Audit Committee approved the decision to dismiss its independent registered public accounting firm. A representative of PWC is not expected to be at the Annual Meeting.

The reports of PWC on the Company’s financial statements as of and for the fiscal years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2004 and 2003 and the subsequent interim period, there were two disagreements with PWC on matters regarding accounting principles and practices, financial statement disclosure, or auditing scope or procedure, which disagreements, although ultimately resolved to the satisfaction of PWC, were reportable events as described in Item 304(a)(1)(iv) of Regulation S-K promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended. There was a disagreement during the year ended December 31, 2003 related to revenue recognition. There was a disagreement during the year ended December 31, 2004 related to the accounting for penalties and interest on sales tax. The Company’s Audit Committee has discussed the foregoing disagreements with PWC and has authorized PWC to respond fully to BDO concerning these disagreements. Except for the disagreements noted above, there were no disagreements with PWC on the matters noted above for the fiscal years ended December 31, 2004 and 2003 and through the subsequent interim period that would have caused PWC to make reference thereto in their reports on the Company’s financial statements for such years if such matters were not resolved to the satisfaction of PWC.

The Company refers to Item 9A of its Form 10-K for the fiscal year ended December 31, 2004 which was filed with the SEC on July 19, 2005 with respect to the eleven material weaknesses in the Company’s internal control over financial reporting, which is incorporated herein by reference. The Company refers to Item 9A of its Form 10-K for the fiscal year ended December 31, 2003, which was filed with the SEC on March 3, 2004 with respect to the material weakness in the Company’s internal control over financial reporting, which is incorporated herein by reference. Except for the material weaknesses noted above, there were no other reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) for the fiscal years ended December 31, 2004 and 2003 and through August 3, 2005.

The Company provided PWC with a copy of the disclosure it proposed to make in a current report on Form 8-K, as required under the federal securities laws, and requested that PWC furnish a letter addressed to the SEC stating whether that firm agreed with the statements by the Company and, if not, stating the respects in which it did not agree. A copy of PWC’s letter was filed as an exhibit to the Company’s Form 8-K reporting the change in its auditors.

During the Company’s two most recent fiscal years and the subsequent interim period, the Company did not consult with BDO with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events listed in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Fees Billed by PricewaterhouseCoopers LLP during 2004 and 2003

The following table presents fees billed to the Company for professional services rendered by PWC for the fiscal years ended December 31, 2004 and 2003.

	Fiscal Year Ended December 31,
	2004	2003
Audit Fees(1)	$2,697,667	$817,297
Audit-Related Fees(2)	0	41,714
Tax Fees(3)	2,000	27,068
All Other Fees(4)	0	0

Total	$2,699,667	$886,079

(1)	Audit fees billed to the Company related to 2004 and 2003 for the audit of the annual consolidated financial statements and a review of the quarterly financial statements totaled $1,421,666 and $219,054, respectively. The audit fees for 2004 include fees in connection with the restatement of the years ended December 31, 2003 and 2002, the four quarters of 2003 and the first three quarters of 2004. Audit fees billed to the Company in connection with the audit of management’s assessment of the effectiveness of its internal control over financial reporting as required by section 404 of the Sarbanes-Oxley Act related to 2004 totaled $1,276,001. Audit fees billed to the Company in connection with its restatement of the financial statements and the audit thereof in 2003 totaled $304,242. Audit fees billed to the Company in connection with the Company’s public offering in 2003, including the issuance of consents and a comfort letter, totaled $294,001.
(2)	Audit-related fees for 2003 consisted of fees for accounting consultations.
(3)	Tax fees for 2004 and 2003 were for professional services for federal, state and international tax compliance, tax advice and tax planning.
(4)	All other fees were for services other than those reported above, for which there were none in 2004 and 2003.

Determination of Independence

The Company’s Audit Committee has determined that the fees received by PWC for the non-audit related services listed above were compatible with maintaining the independence of PWC.

Pre-Approval Policy and Procedures

According to policies adopted by the Audit Committee and ratified by the Company’s Board of Directors, to ensure compliance with the SEC’s rules regarding auditor independence, all audit and non-audit services to be provided by the Company’s independent registered public accounting firm must be pre-approved by the Audit Committee. This policy generally provides that the Company will not engage its independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent registered public accounting firm during the next 12 months. Any such pre-approval will be detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

All fees paid to PWC were for services pre-approved by the Audit Committee.

Required Vote

The affirmative vote of the holders of a majority of the shares present or represented and entitled to vote at the meeting is being sought to ratify the selection of BDO as the Company’s independent registered public accounting firm for the year ending December 31, 2005. Abstentions will be counted towards the tabulations of votes cast on this Proposal and will have the same effect as negative votes. Broker non-votes will not be counted for purposes of determining whether this Proposal has been approved.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the ratification of the selection of BDO Seidman, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2005.

OTHER MATTERS

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS

The following table sets forth the beneficial ownership of shares of the Company’s Common Stock as of September 15, 2005 by (i) any stockholder known to the Company who beneficially owns more than five percent (5%) of the outstanding Common Stock, (ii) each director and nominee for director, (iii) each named executive officer shown in the Cash Compensation Table and (iv) the current directors and executive officers as a group. Options shown in the table were granted pursuant to the 2002 Stock Option Plan, 1993 Stock Option Plan or 1990 Stock Option Plan and represent the shares issuable upon exercise of outstanding options, now exercisable or exercisable within sixty (60) days of September 15, 2005. Except as otherwise indicated, the address for each beneficial owner listed below is care of BIOLASE Technology, Inc., 981 Calle Amanecer, San Clemente, California 92673. Except as indicated in the footnotes to this table, the persons or entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable. Percentage ownership is calculated pursuant to SEC Rule 13d-3(d)(1) and is based on 23,246,536 shares of Common Stock outstanding at September 15, 2005, and excludes shares reserved for 81,037 unexercised warrants.

Beneficial Owner	Shares Beneficially Owned	Number of Shares Underlying Options	Percentage of Shares Beneficially Owned
FMR Corp. (1) 82 Devonshire Street Boston, MA 02109	3,385,100	0	14.56%
Federico Pignatelli	554,750	320,000	3.71%
Robert M. Anderton	0	30,000	*
George V. d’Arbeloff	38,182	218,335	1.09%
Jeffrey W. Jones	10,700	998,663	4.16%
Robert E. Grant	1,000	210,828	*
Keith G. Bateman	4,050	296,873	1.28%
Edson J. Rood	35,535	0	*
Ioana Rizoiu	21,976	110,000	*
All current directors and executive officers as a group (8 persons)	608,682	2,074,699	10.60%

*	Represents less than 1%.

(1)	FMR Corp., a parent holding company (“FMR”), filed a Schedule 13F dated August 15, 2005 which reported investment discretion with respect to accounts holding 3,385,100 shares, including sole voting power over 673,600 of such shares. FMR previously filed a Schedule 13G dated February 14, 2005 which reported beneficial ownership of 1,593,700 shares, including sole voting power over 335,900 shares and sole dispositive power over 1,593,700 shares. According to the previous Schedule 13G, Fidelity Management & Research Company, an investment advisor and wholly owned subsidiary of FMR, beneficially owned 1,268,200 shares, and Fidelity Management Trust Company, a bank and wholly owned subsidiary of FMR, beneficially owned 325,500 shares.

Equity Incentive Plans

The Company maintains various equity incentive plans designed to attract and retain the services of individuals essential to its long-term growth and success. These plans consist of the 1990 Stock Option Plan, 1993 Stock Option Plan and 2002 Stock Incentive Plan, as amended (the “2002 Plan”). The 1990 Stock Option Plan and 1993 Stock Option Plan have terminated pursuant to their terms. No new option grants may be issued under the 1990 Stock Option Plan or 1993 Stock Option Plan.

The following table provides information as of December 31, 2004 and September 15, 2005 with respect to the shares of Common Stock that may be issued under existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Weighted Average Remaining Life (Years) of Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
	12-31-04	9-15-05	12-31-04	9-15-05	12-31-04	9-15-05	12-31-04	9-15-05
Equity Compensation Plans Approved by Stockholders(1)	4,016,312	3,679,000	$6.83	$6.85	7.43	6.73	104,856	142,856

Equity Compensation Plans Not Approved by Stockholders(2)	53,000	3,000	$1.57	$2.69	.77	4.76	0	0

Total	4,069,312	3,682,000	$6.76	$6.85	7.34	6.73	104,856	142,856

(1)	Consists solely of the 2002 Stock Incentive Plan and 1993 Stock Option Plan.
(2)	Consists solely of the 1990 Stock Option Plan. Options granted in 1995 totaling 50,000 shares are held by a named executive officer under the 1990 Stock Option Plan.

The 1990 Stock Option Plan (the “1990 Plan”) was implemented by the Board on December 15, 1990. The 1990 Plan is a non-stockholder-approved plan under which options were authorized to be granted to directors, officers or employees. The Board authorized 150,000 shares of Common Stock for issuance under the 1990 Plan. Options under this plan were granted with an exercise price per share equal to the fair market value per share of Common Stock on the grant date and vested in installments during the optionee’s period of service with us. The plan administrator (either the Board or a Board committee) may cause options to vest on an accelerated basis in the event the Company is acquired and those options are not assumed or replaced by the acquiring entity. Each option has a maximum term (not to exceed 10 years) set by the plan administrator at the time of grant, subject to earlier termination following the optionee’s termination.

For a description of the 2002 Plan, see the discussion above under “Proposal Three – Approval of Amendment to the BIOLASE Technology, Inc. 2002 Stock Incentive Plan.”

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Directors and Executive Officers of the Company

The following table sets forth certain information regarding our current directors and executive officers:

Name	Age	Position
Federico Pignatelli(1)	52	Chairman of the Board
George V. d’Arbeloff(1)	60	Director
Robert M. Anderton, DDS(1)	68	Director
Jeffrey W. Jones	47	Vice Chairman and Chief Technology Officer
Robert E. Grant	36	President, Chief Executive Officer and Director
John W. Hohener	50	Executive Vice President, Chief Financial Officer and Secretary
James M. Haefner	39	Executive Vice President, Global Sales
Keith G. Bateman	52	Executive Vice President, Marketing

(1)	Member of Audit, Compensation, and Nominating and Governance Committees

The following is a brief description of the present and past business experience of each of the current executive officers. The executive officers are elected by the Board of Directors on an annual basis and serve at the discretion of the Board, subject to the terms of any employment agreement with the Company, until their successors have been duly elected and qualified or until their earlier resignation or removal. There are no family relationships among any of the directors or executive officers. The biographies of Messrs. Pignatelli, d’Arbeloff, Jones and Grant and Dr. Anderton appear earlier in this Proxy Statement under “Proposal One—Election of Directors.”

John W. Hohener joined the Company in November 2004 as Executive Vice President, Chief Financial Officer and Secretary. Prior to joining the Company, Mr. Hohener served as Chief Financial Officer of Netlist, Inc., a manufacturer and designer of high-density memory subsystems, during 2004. From 2002 to 2004, Mr. Hohener served as Senior Vice President and Chief Financial Officer of TRC Companies, Inc., a $350 million public engineering services firm that provides technical, financial, risk management and construction services. He was Chief Financial Officer of Entridia Corporation, a fabless semiconductor company from 2000 to 2001, and from 1988 to 1999, he was Chief Financial Officer and co-founder of Smartflex Systems, Inc., a $180 million public electronics contract manufacturer, which was later sold to Saturn Electronics.

James M. Haefner joined the Company as Executive Vice President, Global Sales in January 2005 and is responsible for managing the global sales organization. Prior to joining the Company, and following the acquisition of the Coherent Medical Group by Lumenis Ltd, Mr. Haefner held numerous management positions at Coherent and Lumenis including, Vice President of Sales, Director of Sales & Service, Regional Sales Manager and as a top Sales Representative at the earlier stage of his career. For more than 10 years, he has worked extensively across all of Coherent and Lumenis’ medical laser product lines including surgical, ophthalmic and aesthetic.

Keith G. Bateman has served as Executive Vice President, Marketing since January 2005 and been as Executive Vice President since 2002, previously serving as Vice President of Global Sales from 1999 to 2001. From 1994 to 1998, Mr. Bateman held executive positions with the international and domestic divisions of HGM Medical Laser Systems, Inc., a manufacturer of medical lasers used in ophthalmologic, dental and anesthetic applications. Prior to that, he held several positions in sales, marketing and management at various companies in the computer industry.

Summary of Cash and Certain Other Compensation

The following table summarizes all compensation paid to persons who served as chief executive officer during the last fiscal year, the executive officer whose served in that capacity at December 31, 2004 and whose total salary and bonus exceeded $100,000, and two other executive officers who no longer serve in that capacity at December 31, 2004 but whose total salary and bonus exceeded $100,000 (referred to collectively as the named executive officers), for services rendered in all capacities for the fiscal years ended December 31, 2004, 2003 and 2002. Perquisites and other personal benefits paid to the named executive officers are less than the minimum reporting threshold of $50,000 or 10% of the total annual salary plus bonus for the named executive officer, and such amounts paid, if any, are represented in the table by “$—.”

Summary Compensation Table

						Long-Term Compensation Awards	All Other Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation		Securities Underlying Options/SARs
Robert E. Grant(1) President and Chief Executive Officer	2004 2003	$195,167 67,203	$101,022 16,667	$	— —	400,000 100,000	$6,657 0	(2)

Jeffrey W. Jones(3) Chief Technology Officer	2004 2003 2002	$273,542 240,000 240,000	$181,500 174,500 96,000	$	— — —	0 200,000 0	0 0 0

Keith G. Bateman Executive Vice President, Marketing	2004 2003 2002	$173,966 148,333 110,000	$106,349 136,876 137,362	$	— — —	0 75,000 0	0 0 0

Edson J. Rood(4) Vice President and Chief Financial Officer (former)	2004 2003 2002	$145,000 150,000 150,000	$0 50,000 0	$	— — —	0 0 0	0 0 0

Ioana Rizoiu Vice President, Clinical Research	2004 2003 2002	$122,917 95,625 94,306	$45,000 0 0	$	— — —	0 0 0	0 0 0

(1)	Mr. Grant was named President and Chief Executive Officer in October 2004 and previously served as Chief Operating Officer from 2003 to 2004. His annual base salary was $275,000 for 2004 and $150,000 for 2003.
(2)	Represents reimbursement of relocation expenses.
(3)	Mr. Jones was named Chief Technology Officer in October 2004 and previously served as President and Chief Executive Officer from 1998 to 2004.
(4)	Mr. Rood retired in July 2004. John W. Hohener joined the Company in November 2004 as Executive Vice President, Chief Financial Officer and Secretary. His annual base salary was $225,000 for 2004.

Stock Options

The following table contains information concerning the grant of stock options under the 2002 Stock Option Plan to the named executive officers during the fiscal year ended December 31, 2004. No stock appreciation rights were granted to the named executive officers in 2004. The potential realizable values were determined in accordance with rules promulgated by the SEC and are not intended to forecast the prices at which the Common Stock could trade in the future. The actual realized value will depend on the amount by which the sales price of the shares exceeds the exercise price.

Option Grants in Last Fiscal Year

Name	Number of Securities Underlying Options/ SARs Granted	Percent of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
					5%	10%
Robert E. Grant	400,000	31%	$5.98	10-25-2014	$1,504,316	$3,812,232
Jeffrey W. Jones	0	—	—	—	—	—
Keith G. Bateman	0	—	—	—	—	—
Edson J. Rood	0	—	—	—	—	—
Ioana Rizoiu	0	—	—	—	—	—

The option grant made to Mr. Grant becomes exercisable ratably over a three-year period at the rate of 33,333 shares per quarter, with the first quarter ending December 31, 2004. The option has a term of ten years from the date of grant. The exercise price per share represented the fair market value of the underlying shares of Common Stock on the date the option was granted.

The following table provides information, with respect to the named executive officers, concerning unexercised options held as of the end of the fiscal year. No options were exercised by any of the named executive officers during the last fiscal year. Value is calculated as market price of the Common Stock at fiscal year end less exercise price. The market price of the Common Stock at December 31, 2004 was $10.87.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

	Number of Securities Underlying Unexercised Options at December 31, 2004		Value of Unexercised in-the-Money Options at December 31, 2004
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Robert E. Grant	129,165	370,835	$326,787	$1,630,013
Jeffrey W. Jones	956,997	50,003	$6,143,715	$0
Keith G. Bateman	281,249	18,751	$1,659,219	$0
Edson J. Rood	200,000	0	$1,296,000	$0
Ioana Rizoiu	160,000	0	$1,282,381	$0

Employment Contracts, Termination of Employment and Change in Control Arrangements

The Compensation Committee of Board of Directors has the authority to provide for accelerated vesting of the shares of Common Stock subject to any outstanding options held by the Chief Executive Officer or any other executive officer or any unvested share issuances actually held by such individual, in connection with certain changes in control of the Company or the subsequent termination of the officer’s employment following the change of control event. In addition, as described below, options held by the Company’s Chief Executive Officer and Chief Financial Officer accelerate upon a change of control.

Employment Agreement with Robert E. Grant

On October 26, 2004, the Company entered into an at-will employment agreement with Robert E. Grant, as the newly appointed President and Chief Executive Officer, which superseded his employment agreement of August 2003. The agreement provides for an annual base salary of $275,000 and, beginning in calendar year 2005, an annual bonus of up to $175,000 (Mr. Grant’s bonus for calendar year 2004 was $78,000). Sixty percent of the annual bonus is based on the achievement of revenue targets and 40% is based on the achievement of net income targets. In connection with the annual bonus, Mr. Grant is eligible to receive up to $50,000 paid quarterly based upon the achievement of such revenue and net income targets. The remaining portion of the bonus (up to $125,000) was payable upon the completion and filing with the SEC of the Company’s annual report on Form 10-K for the previous reporting year. The agreement also provides for a stock option grant to purchase 400,000 shares of Common Stock at an exercise price of $5.98 per share, with pro rata vesting quarterly over three years at the rate of 33,333 shares per quarter, with the first quarter ending on December 31, 2004. Mr. Grant will also be eligible to receive stock options with respect to 100,000 shares annually beginning on the third anniversary of the effective date of the agreement. Mr. Grant is entitled to four weeks paid vacation per year, and the Company pays the medical and dental plan premiums for him and his immediate family and reimburses him for out-of-pocket costs, fees, charges or expenses in connection with the medical and dental plans, which reimbursement shall not exceed $3,000 per year without the prior approval of the Board of Directors. The Company has agreed to assume or reimburse Mr. Grant the costs associated with the lease of his vehicle.

In the event Mr. Grant’s employment is terminated without cause or Mr. Grant terminates his employment for good reason, he will receive severance equal to six times the base monthly salary he was receiving immediately prior to the date of termination or resignation, the Company will pay his COBRA premiums for the six-month period following termination or resignation, he will be entitled to receive the pro-rated portion of any performance bonus to which he would otherwise be entitled and his stock options will continue to vest through the end of the quarter in which such termination or resignation becomes effective. Mr. Grant will have one year from the effective date of such termination or resignation to exercise the vested portion of his stock options.

In the event of Mr. Grant’s death while employed by the Company and during the term of the agreement, Mr. Grant’s estate will receive a lump sum payment of an amount equal to six months of his then-effective base salary, subject to offset from insurance benefit payments, and all stock options that would be vested at the end of the quarter in which the death occurred will be vested and immediately exercisable. His estate will have one year from the effective date of such death to exercise the vested portion of Mr. Grant’s stock options.

If Mr. Grant’s employment is terminated by the Company due to mental or physical disability, Mr. Grant will continue to receive his base salary for six months and all stock options that would be vested at the end of the quarter in which the termination occurred will be vested and immediately exercisable. Mr. Grant will have one year from the effective date of the termination to exercise the vested portion of his stock options.

Upon a change of control of the Company, which includes a change in a majority of the Board composition within a period of 60 consecutive days or the acquisition of the Company by a third party of greater than 50% of the outstanding shares, all options held by Mr. Grant will fully vest and become immediately exercisable.

The Company has agreed to indemnify Mr. Grant, to the maximum extent permitted under Delaware law, against any expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative, threatened or initiated against him by reason of the fact that he was serving as an officer, director, employee or agent of the Company or was serving at the Company’s request as an officer, director, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

Unless earlier terminated, the terms of the employment agreement will end on October 23, 2007, provided that, unless and until a new written agreement is entered into, the employment relationship under the agreement will continue on a calendar quarter to calendar quarter basis with the same remuneration and compensation as shall apply during the final year of the agreement term.

Employment Agreement with John W. Hohener

On October 24, 2004, the Company entered into an at-will employment agreement with John W. Hohener, as the newly appointed Executive Vice President and Chief Financial Officer, which agreement subsequently has been amended. Mr. Hohener’s employment commenced on November 13, 2004 and he was appointed Executive Vice President and Chief Financial Officer on November 15, 2004. The agreement provides for an annual base salary of $225,000 and, beginning in calendar year 2005, an annual performance bonus of up to $120,000. The agreement also provides for a stock option grant to purchase 250,000 shares of Common Stock at an exercise price of $8.25 per share, with 1/3 of the options becoming vested on the first anniversary of the effective date and 1/8 vesting quarterly thereafter. The exercise price of such stock option is the fair market value of the Common Stock on the date of grant, November 13, 2004. Mr. Hohener is entitled to four weeks paid vacation per year, and the Company pays the medical and dental plan premiums for him and his immediate family and reimburses Mr. Hohener for out-of-pocket costs, fees, charges or expenses in connection with the medical and dental plans, which reimbursement shall not exceed $3,000 per year without the prior approval of the Board of Directors.

In the event Mr. Hohener’s employment is terminated without cause or Mr. Hohener terminates his employment for good reason, he will receive severance equal to six times the base monthly salary he was receiving immediately prior to the date of termination or resignation, the Company will pay his COBRA premiums for the six-month period following termination or resignation, he will be entitled to receive the pro-rated portion of any performance bonus to which he would otherwise be entitled and vesting of stock options granted to him will accelerate such that at least 100,000 option shares will be vested and immediately exercisable. Mr. Hohener will have six months from the effective date of such termination or resignation to exercise the vested portion of his stock options.

In the event of Mr. Hohener’s death while employed by the Company and during the term of the agreement, Mr. Hohener’s estate will receive a lump sum payment of an amount equal to six months of his then-effective base salary, subject to offset from insurance benefit payments, and vesting of stock options granted to Mr. Hohener will accelerate such that at least 100,000 option shares will be vested and immediately exercisable. His estate will have six months from the effective date of such death to exercise the vested portion of Mr. Hohener’s stock options.

If Mr. Hohener’s employment is terminated by the Company due to mental or physical disability, Mr. Hohener will continue to receive his base salary for six months and vesting of stock options granted to him will accelerate such that at least 100,000 option shares will be vested and immediately exercisable. Mr. Hohener will have six months from the effective date of the termination to exercise the vested portion of his stock options.

Upon a change of control of the Company, which includes a change in a majority of the Board composition within a period of 60 consecutive days or the acquisition of the Company by a third party of greater than 50% of the outstanding shares, all options held by Mr. Hohener will fully vest and become immediately exercisable.

The Company has agreed to reimburse Mr. Hohener on an after-tax basis for half of any excise tax penalties to which he may be subject by reason of receiving “excess parachute payments” upon a change of control.

The Company has agreed to indemnify Mr. Hohener, to the maximum extent permitted under Delaware law, against any expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative, threatened or initiated against him by reason of the fact that he was serving as an officer, director, employee or agent of the Company or was serving at the Company’s request as an officer, director, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. In addition, the Company has agreed to provide Mr. Hohener with directors’ and officers’ liability insurance coverage in an amount at least as favorable to him as that which was in effect at the time he joined the Company or such greater coverage as it may maintain in the future.

Unless otherwise terminated, the terms of the employment agreement will continue automatically on a yearly basis.

Employment Agreement with Jeffrey W. Jones

In December 2003, the Company entered into an employment agreement with Jeffrey W. Jones, then President and Chief Executive Officer. Effective October 24, 2004, Mr. Jones was named Vice Chairman of the Board and his title was changed to Chief Technology Officer. The agreement provides for an initial term of two years commencing on January 1, 2004 and ending on December 31, 2005, after which his employment will continue on a calendar quarter to calendar quarter basis on the terms existing at the time until terminated at the expiration of a calendar quarter on at least 90 days prior notice by either party, or until the employment agreement is amended, renewed or extended.

The Company may immediately terminate the employment agreement at any time for cause as defined in the employment agreement. If Mr. Jones’ employment is terminated other than for cause, Mr. Jones will be entitled to receive severance pay in an amount equal to six to 12 months’ base salary, depending on the amount of notice he is given.

Under the terms of the employment agreement, Mr. Jones receives a base annual salary of $275,000. In addition, Mr. Jones is entitled to receive a bonus equal to 0.75% of all 2004 sales in excess of $40.0 million. Under his employment agreement, Mr. Jones received an option to purchase 200,000 shares of Common Stock at an exercise price of $14.01, which was the fair market value of the Common Stock on December 12, 2003. The option vests and will be exercisable at a rate of approximately 8,333 shares per month and expires ten years from the date of grant, subject to early termination should Mr. Jones cease to provide service to the Company. Mr. Jones is entitled to receive a housing allowance of $3,500 per month for expenses incurred in maintaining a residence in California in connection with his employment by the Company. The housing allowance will be deducted from any bonus he is entitled to receive. Mr. Jones also is entitled to receive an allowance for an automobile and related expenses, four weeks paid vacation per year, reimbursement of reasonable business expenses and other executive benefits.

The Company agreed to indemnify Mr. Jones to the maximum extent permitted under Delaware law against any expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement (with the Company’s written consent which shall not be unreasonably withheld) actually and reasonably incurred in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative, threatened or initiated against Mr. Jones by reason of the fact that he was serving as an officer, director, employee or agent or was serving at the Company’s request as an officer, director, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

Employment Agreement with Keith G. Bateman

In January 1999, the Company entered into an employment agreement with Keith G. Bateman, then Vice President of Global Sales. Mr. Bateman was subsequently named Executive Vice President in 2002 and Executive Vice President, Marketing in January 2005. Mr. Bateman’s base salary was $175,000 for 2004. Under the terms of this agreement, if the Company is acquired or merged, the surviving entity either must offer Mr. Bateman a one-year employment agreement with at least equivalent compensation terms as he currently receives or must pay Mr. Bateman severance in an amount equal to his total compensation during the previous nine months, including base salary, commissions and bonus. Except for the above-described provision relating to an acquisition or merger, the agreement is terminable at any time by the Company or Mr. Bateman.

The following pages contain a report issued by the Compensation Committee relating to executive compensation for 2004, a report issued by the Audit Committee relating to its review of the accounting, auditing and financial reporting practices of the Company, and a chart titled “Stock Performance Graph.” Stockholders should be aware that under SEC rules, the Report on Executive Compensation, the Audit Committee Report and the Stock Performance Graph are not deemed to be “soliciting material” or “filed” with the SEC under the Securities Exchange Act of 1934, and are not incorporated by reference in any past or future filing by the Company under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless these sections are specifically referenced.

COMPENSATION COMMITTEE REPORT

Report on Executive Compensation

During 2004, the Compensation Committee’s primary responsibility was to review and develop general compensation policies and make recommendations to the Board of Directors on compensation levels for our executive officers. After receiving and reviewing the Compensation Committee’s recommendations, the Board of Directors, which included a majority of the independent directors, determined the overall compensation packages, including option grants, provided to each of the executive officers and our President and Chief Executive Officer.

General Compensation Policy.    The Board and the Compensation Committee believe that the compensation programs for our executive officers should reflect our performance and the value created for our stockholders. In addition, our compensation programs are meant to support our short-term and long-term strategic goals and values and should reward individual contributions to our success. When establishing overall compensation, the Board and the Compensation Committee take into consideration the amounts paid to executive officers of companies with business structure, size, location and stage of development similar to us.

The goal of the Board and the Compensation Committee is to attract and retain executive officers who will strive for excellence and to motivate those individuals to achieve superior performance by providing them with rewards for assisting us in meeting targets regarding revenues, profitability and technology development. In order to achieve this goal, the policy of the Board and the Compensation Committee is to provide our Chief Executive Officer and other executive officers with competitive compensation opportunities based upon their contribution to our financial success and their personal performance. The objective of the Board and the Compensation Committee is to have a substantial portion of each executive officer’s compensation contingent upon our performance. Accordingly, the compensation package for the Chief Executive Officer and other executive officers is comprised of three elements: (1) a base salary, designed to be competitive with salary levels in the industry and to reflect individual performance; (2) a discretionary annual incentive bonus payable in cash and tied to our achievement of annual financial and other performance goals; and (3) where appropriate, long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officer and our stockholders.

The Board and the Compensation Committee periodically review total compensation levels and the distribution of compensation among the three elements identified above for each of the executive officers in the context of our compensation policy and compensation packages awarded to executive officers in comparable positions at companies within related industries. The Board and the Compensation Committee believe that our most direct competitors for executive talent include significantly larger and better-capitalized companies in the medical device industry, comprising a broader range of companies than those with which we usually are compared for purposes of stock performance.

Base Salary.    During 2004, the Compensation Committee reviewed the base salary of each executive officer. In assessing appropriately competitive salary levels, the Compensation Committee considered each officer’s position, experience and tenure with us, the duties and changes in duties of each officer, the past accomplishments and expected future contributions of each officer, and information on competitive compensation levels for similar executive positions.

Annual Incentive Bonuses.    An executive officer may be awarded incentive bonuses based on our results of operations and financial performance, the performance of the executive officer in that officer’s area of responsibility and the officer’s contribution to our operating performance.

Long Term Stock-Based Incentives.    Stock-based incentives are designed to align the interests of our executive officer with those of our stockholders and provide each individual with a significant incentive to manage us from the perspective of an owner with an equity stake in the business. Options allow the officers to acquire shares of Common Stock at a fixed price per share (generally the market price on the grant date) over a specified period of time (up to ten years). Options generally become exercisable in a series of installments over a two- to three-year period, contingent upon the officer’s continued employment with us. Accordingly, options provide a return to the executive officer only if he or she remains employed by us during the vesting period, and then only if the market price of the shares appreciates over the option term.

The size of the option grant to each executive officer, including any grant considered for the Chief Executive Officer, is set at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual’s current position with us, the individual’s personal performance in recent periods and his or her potential for future responsibility and promotion over the option term. The Board and the Compensation Committee may also take into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual.

CEO Compensation.    Mr. Jones served as our Chief Executive Officer until October 2004, when Mr. Grant was appointed to that position. In setting the total compensation payable to the person serving as our Chief Executive Officer, we sought to provide a stable level of cash compensation within a range of compensation found among competitive companies, while recognizing the individual’s contributions to our overall performance. Messrs. Jones and Grant are each compensated in accordance with the terms of employment agreements which are summarized under “Employment Contracts, Termination of Employment and Change in Control Arrangements.”

Compliance with Internal Revenue Code Section 162(m).    Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers to the extent that such compensation exceeds $1.0 million per covered officer in any fiscal year. The limitation applies only to compensation that is not considered to be performance-based. Non-performance-based compensation paid to our executive officers for the 2004 fiscal year did not exceed the $1.0 million limit per officer, and we do not expect the non-performance-based compensation to be paid to our executive officers for the 2005 fiscal year to exceed that limit. Because it is unlikely that the cash compensation payable to any of our executive officers in the foreseeable future will approach the $1.0 million limit, we do not expect to take any action to limit or restructure the elements of cash compensation payable to our executive officers so as to qualify that compensation as performance-based compensation under Section 162(m). We will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1.0 million level.

The 2002 Stock Incentive Plan imposes the requisite limitation on the maximum number of shares for which options may be granted per individual. Therefore, assuming a committee comprised solely of outside directors as required by Section 162(m) makes all option grants to our executive officers, any compensation deemed paid in connection with the exercise of future option grants made to executive officers under the 2002 Stock Incentive Plan with an exercise price equal to the fair market value of the option shares on the grant date should qualify as performance-based compensation that will not be subject to the $1.0 million limitation.

It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align our performance and the interests of our stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

Submitted by the Compensation Committee of the Board of Directors

and approved by the Board of Directors

Federico Pignatelli, Chairman

Robert M. Anderton

George V. d’Arbeloff

AUDIT COMMITTEE REPORT

The following is the Report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2004, which were included in the Company’s Annual Report on Form 10-K for that year, and which include the consolidated balance sheets of the Company as of December 31, 2004 and 2003, and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the three years in the period ended December 31, 2004, and the notes thereto.

Review with Management

The Audit Committee has reviewed and discussed our audited financial statements with management.

Discussions with Independent Registered Public Accounting Firm

The Audit Committee discussed with our independent registered public accounting firm for the fiscal year ended December 31, 2004, PricewaterhouseCoopers LLP (“PWC”), the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as amended, which includes, among other items, matters related to the conduct of the audit of our financial statements.

The Audit Committee also has received written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, and discussed with PWC the independence of PWC from us.

Conclusion

Based on the review and discussions referred to above in this Report, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors

George V. d’Arbeloff, Chairman

Robert M. Anderton

Federico Pignatelli

STOCK PERFORMANCE GRAPH

The graph depicted below shows a comparison of cumulative total stockholder returns for the Company’s Common Stock, the S&P SmallCap 600 Index and the S&P SmallCap 600 Healthcare Index for the period from December 31, 1999 to December 31, 2004. The S&P SmallCap 600 Healthcare Index is depicted in the graph instead of the Nasdaq Medical Devices Index which was used last year because the latter index is no longer available.

(1)	The graph assumes that $100 was invested on December 31, 1999, in the Company’s Common Stock and in each index, and that all dividends, if any, were reinvested. The Company paid cash dividend of $0.01 per share in each of July, September and November of 2004.
(2)	Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

Certain Relationships and Related Transactions

See the above discussion under “Employment Contracts, Termination of Employment and Change in Control Arrangements” for a discussion of the employment agreements with Messrs. Grant, Hohener, Jones and Bateman.

The Company entered into indemnification agreements with each of its executive officers and directors. See the above discussion under “Proposal Two – Ratification of Form of Indemnification Agreement” for a summary of the indemnification agreements. In addition, the Company’s executive officers and directors are indemnified under Delaware General Corporation Law and the Company’s bylaws to the fullest extent permitted under Delaware law.

Since January 1, 2004, there has not been any transaction or series of similar transactions to which the Company was a party in which the amount involved exceeded or exceeds $60,000 and in which any director, executive officer, holder of more than five percent (5%) of any class of voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

Section 16(a) Beneficial Ownership Reporting Compliance

The members of the Board of Directors, the executive officers and beneficial holders of more than ten percent of the outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 which requires them to file reports with respect to their ownership of the Company’s securities. Based upon the copies of Section 16(a) reports which the Company received from such persons for their 2004 fiscal year transactions in the Common Stock and their Common Stock holdings, and while the Company inadvertently did not obtain timely written certifications from each such person that no Forms 5 were due, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its directors, executive officers and greater than ten percent beneficial owners, except for the following: Dr. Anderton did not file a Form 3 within ten days of being elected as a director and failed to report one transaction relating to his initial stock option grant upon joining the Board, Mr. Pignatelli did not file a Form 4 reporting one transaction relating to his annual automatic stock option grant, Mr. d’Arbeloff filed one late Form 4 reporting one transaction regarding his annual automatic stock option grant, and Messrs. Jones and Bateman each did not file a Form 5 to report one transaction each relating to a stock option grant received by each of them the previous fiscal year but previously unreported.

Annual Report

The Company filed with the Securities and Exchange Commission an annual report on Form 10-K on July 19, 2005. A copy of the annual report on Form 10-K has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. No separate annual report to the stockholders was prepared by the Company. Stockholders may obtain a copy of the annual report on Form 10-K, without charge, by writing to BIOLASE Technology, Inc., 981 Calle Amanecer, San Clemente, California 92673.

By Order of the Board of Directors

John W. Hohener

Secretary

Dated: October 17, 2005

Appendix A

BIOLASE TECHNOLOGY, INC.

AUDIT COMMITTEE CHARTER

Purpose of the Audit Committee

The purpose of the Audit Committee is to assist the Board of Directors (the “Board”) in fulfilling its responsibilities relating to the general oversight of the Company’s accounting and financial reporting processes, the system of internal controls, the audit of the financial statements and such other duties as directed by the Board. The Committee’s role includes a particular focus on the qualitative aspects of financial reporting to stockholders, and on the Corporation’s processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, and oversight of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Corporation.

The Committee’s responsibility is limited to oversight as set forth in this Charter. It is not the duty of the Committee to duplicate or certify the activities of management and the independent auditor.

Membership and Structure

The Audit Committee shall be comprised of at least three directors determined by the Board to meet the independence and experience requirements of the applicable rules of the National Association of Securities Dealers, Inc. governing companies listed on the NASDAQ Stock Market and applicable rules of the SEC. The Board shall appoint the members based on the recommendation of the Nominating Committee.

The entire Committee or any individual Committee member may be removed from such Committee with or without cause by the affirmative vote of a majority of the Board. Any Committee member may resign from the Committee effective upon giving oral or written notice to the Chairman of the Board, the Corporate Secretary, or the entire Board (unless the notice specifies a later time for the effectiveness of such resignation). The Board may appoint a qualified successor to take office when such resignation becomes effective.

Chairperson

A chairperson of the Committee (the “Chairperson”) may be designated by a majority of the members of the Committee or by the Board upon recommendation, if any, by the Nominating and Corporate Governance Committee of the Board. In the absence of such designation, the members of the Committee may designate the Chairperson by majority vote of the full Committee membership. The Chairperson shall determine the agenda, the frequency and the length of meetings. All Committee members, including the Chairperson, shall have unlimited access to management, employees and information.

Meetings

The Audit Committee shall meet at such times and places as the Audit Committee shall determine but not less frequently than quarterly. The Audit Committee shall periodically meet separately with the independent auditor and with management. Notice of meetings shall be given in accordance with the provisions of the Corporation’s by-laws.

Responsibilities

General:

•	The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

•	The Audit Committee shall establish procedures for the receipt, retention and treatment of the complaints received by the issuer regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	The Audit Committee shall have the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

•	The Audit Committee shall determine appropriate funding by the Company for payment of compensation to the independent auditor employed by the Company for the purpose of rendering or issuing an audit report and to any advisers employed by the Audit Committee.

Relationship with the Independent Auditor

•	The Audit Committee shall assess the independence of the independent auditor (“Auditor”) based on a written statement from the Auditor delineating any relationship between the Auditor and the Company, consistent with Independence Standards Board Standard No. 1, or any other relationships that may adversely affect the independence of the Auditor. The Committee will actively engage in a dialogue with the Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Auditor and take appropriate action as necessary to oversee the independence of the Auditor.

•	The Audit Committee shall approve all auditing services and permitted non-audit services to be performed by the Auditor, with exceptions provided for de minimis amounts under certain circumstances described in applicable rules of the SEC.

•	The Audit Committee shall meet with the Auditor prior to the audit and discuss the audit plan and procedures, including the scope, timing and fees of the audit.

•	The Audit Committee shall establish procedures for hiring employees or former employees of the Auditor.

Financial Reporting

•	The Audit Committee shall meet with the Auditor and management following the conclusion of the annual audit to discuss the audited financial statements to be included in the Company’s annual report, including disclosures made in management’s discussion and analysis. Discuss matters required to be communicated to the Audit Committee in accordance with generally accepted auditing standards, including the quality and appropriateness of the Company’s accounting principles. Recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

•	The Audit Committee shall discuss with management and the Auditor the Company’s quarterly financial statements, including the quarterly earnings press release, prior to filing the Company’s Form 10-Q.

•	The Audit Committee shall review and discuss periodically with management and the Auditor: (1) critical accounting policies and practices used by the Company; (2) alternative accounting treatments related to material items that have been discussed with management, ramifications of the use of such alternatives and the treatment preferred by the Auditor; (3) various topics and events that may have a significant financial impact on the Company; and (4) other material written communications between the Auditor and management.

•	The Audit Committee shall review and discuss with management and the Auditor: (1) the adequacy and effectiveness of the Company’s internal controls, any significant deficiencies or significant changes in the design or operation of internal financial or disclosure controls; (2) the Company’s internal audit procedures; and (3) any fraud involving management or other employees who have a significant role in the Company’s internal controls.

•	The Audit Committee shall discuss with management and the Auditor the Company’s major financial risk exposures, management’s plans to minimize such risks and the Company’s risk assessment and risk management policies.

•	The Audit Committee shall discuss with management and the Auditor the use of any non-GAAP or pro-forma information.

•	The Audit Committee shall discuss with management and the Auditor any correspondence with regulators or government agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

•	The Audit Committee shall discuss with the Company’s legal counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

•	The Audit Committee shall advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Ethics.

Other

•	The Audit Committee shall prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

•	The Audit Committee shall review, with prior approval authority, insider or related party transactions.

•	The Audit Committee shall engage in an annual self-assessment, with the goal of continuous improvement, and at least annually review and assess the adequacy of this Charter and recommend any changes to the Board.

•	The Audit Committee shall comply with any SEC, NASDAQ or other applicable regulatory agency rules relating to the duties of the Audit Committee and the content of the Audit Committee Charter.

•	The Audit Committee shall perform any other activities consistent with this Charter, the Company’s bylaws and governing law as the Audit Committee or the Board deems necessary or appropriate including causing an investigation to be made into any matter brought to the attention of the Audit Committee within the scope of its duties, with power to retain outside counsel or advisers if, in its judgment, that is appropriate.

Reliance on Information Provided

In adopting this Charter, the Board acknowledges that the Committee members are not necessarily legal experts and are not providing any expert or special assurance as to the Corporation’s legal compliance. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Corporation that provide information to the Committee and the accuracy and completeness of the information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Amendment

This Charter and any provision contained herein may be amended or repealed by the Board.

Appendix B

BIOLASE TECHNOLOGY, INC.

COMPENSATION COMMITTEE CHARTER

Purpose

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of BIOLASE Technology, Inc. (the “Corporation”) is to:

1. Carry out the Board’s overall responsibility relating to compensation of executive officers of the Corporation;

2. Assist the Board in establishing the appropriate incentive compensation and equity-based plans for the Corporation’s executive officers and to administer such plans;

3. Produce an annual report on executive compensation for inclusion in the Corporation’s annual proxy statement; and

4. Perform such other duties and responsibilities enumerated in and consistent with this Charter.

Membership and Procedures

Membership and Appointment.    The Committee shall consist of not fewer than three members of the Board, with the exact number being determined by the Board. Members of the Committee shall be appointed from time to time by the Board based upon the recommendations of the Nominating and Corporate Governance Committee of the Board, if any.

Removal of Members.    The entire Committee or any individual Committee member may be removed from the Committee with or without cause by the affirmative vote of a majority of the Board. Any Committee member may resign from the Committee effective upon giving oral or written notice to the Chairman of the Board, the Corporate Secretary or the entire Board (unless the notice specifies a later time for the effectiveness of such resignation). The Board may appoint a qualified successor to take office when such resignation becomes effective.

Chairperson.    A chairperson of the Committee (the “Chairperson”) may be designated by the Board. In the absence of such designation, the members of the Committee may designate the Chairperson by majority vote of the full Committee membership. The Chairperson shall determine the agenda, the frequency and the length of meetings and shall have unlimited access to management and information. Such Chairperson shall establish such other rules as may from time to time be necessary and proper for the conduct of the business of the Committee.

Secretary.    The Committee may appoint a Secretary whose duties and responsibilities shall be to keep full and complete records of the proceedings of the Committee for the purposes of reporting Committee activities to the Board and to perform all other duties as may from time to time be assigned to him or her by the Committee, or otherwise at the direction of a Committee member. If no Secretary is appointed, any member of the Committee may serve as Secretary of a meeting. The Secretary need not be a Director.

Independence.    Each member shall meet the independence and outside director requirements of applicable tax and securities laws and regulations and stock market rules.

Delegation.    The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more members of the Committee. Any such subcommittee, to the extent provided in the resolutions of the Committee and to the extent not limited by applicable law or listing standard, shall have and may exercise all the powers and authority of the Committee. Each subcommittee shall have such name as may be determined from time to time by resolution adopted by the Committee. Each subcommittee shall keep regular minutes of its meetings and report the same to the Committee or the Board when required.

Authority to Retain Advisors.    In the course of its duties, the Committee shall have the sole authority, at the Corporation’s expense, to retain and terminate compensation consultants and other advisor as the Committee may deem appropriate, including the sole authority to approve any such advisor’s fees and other retention terms.

Evaluation.    The Committee shall undertake an annual evaluation assessing its performance with respect to its purposes and its duties and tasks set forth in this Charter, which evaluation shall be reported to the Board. The Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board.

Duties and Responsibilities

The following shall be the common recurring duties of the Committee in carrying out its oversight functions. The duties and responsibilities are set forth below as a guide to the Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances, to the extent permitted by applicable law, regulation or listing standard.

The Committee shall:

1. Review and approve corporate goals and objectives relevant to the compensation of the Corporation’s chief executive officer (the “CEO”) and other officers who are reporting persons under Section 16 of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder (“Officers”).

2. Evaluate the CEO’s and Officers’ performance in light of such goals and objectives at least annually and communicate the results to the CEO and the Board.

3. Based on the evaluation in paragraph 2 above, establish and approve annually for the CEO and Officers, the compensation levels for those persons, including, as applicable, (a) base salary, (b) bonus, (c) long-term incentive and equity compensation, and (d) any other compensation, perquisites, and special or supplemental benefits.

4. In determining the long-term incentive component of the CEO’s and Officers’ compensation, consider, among other items, the Corporation’s performance and relative stockholder return, the value of similar incentive awards to chief executive officers and other executive officers at comparable companies, and the compensation provided to the CEO and Officers in the past.

5. In consultation with the CEO, review and make recommendations to the Board regarding guidelines for review of the performance and the establishment of compensation policies for all other employees of the Corporation and for the delegation to executive officers of the Corporation of the determination of compensation for all employees of the Corporation who are not executive officers.

6. Establish and modify the terms and conditions of employment of the CEO and Officers, by contract or otherwise.

7. Determine, within parameters that may be established by the independent and disinterested members of the entire Board, the provisions of any contracts for the CEO and Officers that will govern the situation in which severance payments will be due upon change in control situations.

8. Make recommendations to the full Board regarding the fees and other compensation to be paid to members of the Board for their service as directors and as members of committees of the Board.

9. Provide oversight of management’s decisions concerning the performance and compensation of other officers of the Corporation.

10. Assist the Board in developing and evaluating potential candidates for executive positions, including the position of chief executive officer, and oversee the development of executive succession plans.

11. Administer the stock plans of the Corporation in accordance with the terms of such plans.

12. Oversee the administration of the Corporation’s other employee benefit plans.

13. Maintain sole discretionary authority to interpret provisions of the Corporation’s executive compensation plans.

14. Establish all rules necessary or appropriate for implementing and conducting the Corporation’s executive compensation plans.

15. Determine, as applicable, in connection with the Corporation’s stock plans, such matters as eligibility for participation; persons to receive awards; the amount, form and other terms and conditions of awards; the form of agreements pertaining to such awards; the manner and form of deferral elections; or, when appropriate, the authorization of the Corporation’s purchase of its stock for allocation to the accounts of persons to whom awards have been made under such plans. The Committee may delegate to the Corporation’s CEO the authority to carry out all of the powers of the Committee to grant options and issue awards under the Corporation’s stock plans to employees or consultants of the Corporation or any subsidiary thereof who are not members of the Board, the CEO or Officers; provided, that no such grant or award shall exceed the maximum number of shares that may be awarded to individuals and/or in the aggregate in any fiscal quarter or year as the Committee shall direct from time to time, and all grants or awards shall be at an exercise or grant price per share at least equal to fair market value of the Corporation’s stock on the date of such grant or award.

16. Review the Corporation’s incentive compensation and other equity-based plans and practices and recommend changes in such plans and practices to the Board.

17. Administer the other equity-based compensation plans that may be adopted from time to time by the Board.

18. Approve equity compensation plans and the grant of equity awards not subject to stockholder approval under applicable listing standards.

19. Prepare the Committee report on executive compensation as required by the Securities and Exchange Commission (“SEC”) rules for inclusion in the Corporation’s annual proxy statement or annual report on Form 10-K filed with the SEC.

20. Perform such other activities and functions related to executive compensation as may be assigned from time to time by the Board.

Amendment

This Charter, and any provision contained herein, may be amended or repealed by the Board.

Appendix C

BIOLASE TECHNOLOGY, INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Committee Purpose

The Nominating and Corporate Governance Committee (the “Committee”) is a standing committee of the Board of Directors (the “Board”) of BIOLASE Technology, Inc. (the “Corporation”) whose purposes are to:

a.	establish Board membership criteria;

b.	assist the Board by identifying individuals qualified to become Board members;

c.	assess, and recommend to the Board changes where appropriate to, the corporate governance policies applicable to the Corporation;

d.	facilitate the annual review of the performance of the Board and its committees; and

e.	periodically review management succession plans.

Committee Membership

The Committee shall consist of a minimum of three (3) directors. The members of the Committee shall be appointed by the Board. The entire Committee or any individual member of the Committee may be removed without cause by the affirmative vote of a majority of the Board. Any Committee member may resign effective upon giving oral or written notice to the Chairman of the Board, the Corporate Secretary or the Board (unless the notice specifies a later time for the effectiveness of such resignation). The Board may appoint a qualified successor to take office when such resignation becomes effective. Each member shall be an “independent director” as defined by the rules promulgated by the National Association of Securities Dealers, Inc. (“NASD Rules”), as amended, and shall satisfy all applicable independence requirements under the federal securities laws or rules thereunder.

Chairperson

A chairperson of the Committee (the “Chairperson”) may be designated by the Board. In the absence of such designation, the members of the Committee may designate the Chairperson by majority vote of the full Committee membership. The Chairperson shall determine the agenda, the frequency and the length of meetings and shall have unlimited access to management and information. Such Chairperson shall establish such other rules as may from time to time be necessary and proper for the conduct of the business of the Committee.

Secretary

The Committee may appoint a Secretary whose duties and responsibilities shall be to keep full and complete records of the proceedings of the Committee for the purposes of reporting Committee activities to the Board and to perform all other duties as may from time to time be assigned to him or her by the Committee, or otherwise at the direction of a Committee member. If no Secretary is appointed, any member of the Committee may serve as Secretary of a meeting. The Secretary need not be a member of the Board.

Committee Meetings

The Committee shall hold regular meetings, and shall report significant matters arising from such meetings to the Board. A majority of the members of the Committee shall constitute a quorum. A majority of the members present (in person or by telephone or videoconferencing) shall decide any matter brought before the Committee.

Duties and Responsibilities of the Committee

The following shall be the common recurring duties and responsibilities of the Committee in carrying out its oversight role. These duties and responsibilities are set forth below as a guide to the Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law, regulation or NASD Rules:

a.	Board and Committee Membership.

1.	Periodically review with the Board the appropriate size of the Board and the requisite skills and characteristics of its members.

2.	The Committee’s assessment of Board candidates will include, but is not limited to, consideration of the following criteria: (i) roles and contributions valuable to the business community, (ii) personal qualities of leadership, character and judgment, and whether the candidate possesses and maintains throughout service on the Board a reputation in the community at large of integrity, trust, respect, competence and adherence to high ethical standards, (iii) relevant knowledge and diversity of Board members’ background and experience in areas such as business, finance and accounting, marketing, international business and the like, (iv) whether the candidate has the time required for preparation, participation and attendance at meetings, and (v) requirements relating to Board and Board committee composition under applicable law and NASD Rules. A director’s qualifications in light of these criteria are considered at least each time the director is re-nominated for Board membership.

3.	Review the advisability of a director’s continued service on the Board when the director’s principal occupation or business association changes, or when circumstances arise which may raise questions about the director’s continuing qualifications in relation to the Board membership criteria referred to above.

4.	Review the Board’s committee structure and recommend to the Board the appointment of committee members and chairpersons.

b.	Qualified Director Candidates.

1.	Identify individuals that the Committee believes are qualified to become Board members in accordance with the Board membership criteria set forth above, and approve and recommend such nominee or nominees to the Board to stand for election at the next meeting of stockholders of the Corporation at which directors will be elected.

2.	In the event there is a vacancy on the Board, identify individuals that the Committee believes are qualified to become Board members in accordance with the Board membership criteria set forth above, and recommend such person or persons for appointment to the Board.

3.	Review and evaluate all stockholder nominees for director (submitted in accordance with the Corporation’s Bylaws and applicable law) in accordance with the Board membership criteria set forth above.

c.	Corporate Governance.

1.	To the extent deemed necessary or appropriate by the Committee, review and recommend corporate governance guidelines to the Board for approval, including any standard to be applied in determining the types of material relationships between the Corporation and a director that are relevant for purposes of determining director independence.

2.	Review and recommend to the Board proposed changes to the Corporation’s Certificate of Incorporation and Bylaws affecting corporate governance.

3.	Review stockholder proposals relating to corporate governance matters that are submitted in compliance with the Corporation’s Bylaws and applicable law, and recommend to the Board the Corporation’s response to such proposals.

d.	Board and Committee Self-Assessment. Assist the Board with periodic self-assessments of the Board and its committees, with the goal of improving the effectiveness of the Board.

e.	Succession Planning. Review periodically with the Chairman of the Board or Chief Executive Officer his or her assessment of corporate officers and succession plans relating to their positions, and make recommendations to the Board with respect to the selection of individuals to occupy these positions.

f.	Compensation and Other Policies. Periodically review and recommend to the Board changes in Board compensation and/or director retirement policies, as deemed appropriate by the Committee.

g.	Charter Review and Performance Evaluation.

1.	Review and reassess the adequacy of this Nominating and Corporate Governance Committee Charter at least annually and submit any changes to the Board for approval.

2.	Conduct an annual performance evaluation of the Committee.

Resources and Authority

The Committee shall have the authority to retain search firms to assist in identifying director candidates, and to select, retain and terminate outside counsel and any other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms of outside counsel and other advisors, without seeking Board approval.

Reliance on Information Provided

In adopting this Nominating and Corporate Governance Committee Charter, the Board acknowledges that the Committee members are not necessarily legal experts and are not providing any expert or special assurance as to the Corporation’s legal compliance. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Corporation that provide information to the Committee and the accuracy and completeness of the corporate governance and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Amendment

This Nominating and Corporate Governance Committee Charter and any provision contained herein may be amended or repealed by the Board.

Appendix D

FORM OF

BIOLASE TECHNOLOGY, INC.

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (this “Agreement”) is entered into as of             , 2005 (the “Effective Date”), by and between BIOLASE TECHNOLOGY, INC., a Delaware corporation (the “Company”), and             (“Indemnitee”).

RECITALS

A.    Indemnitee is either a member of the board of directors of the Company (the “Board of Directors”) or an officer of the Company, or both, and in such capacity or capacities, or otherwise as an Agent (as hereinafter defined) of the Company, is performing a valuable service for the Company.

B.    Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Company on the condition that he or she be indemnified as herein provided.

C.    It is intended that Indemnitee shall be paid promptly by the Company all amounts necessary to effectuate in full the indemnity provided herein.

NOW, THEREFORE, in consideration of the premises and the covenants in this Agreement, and of Indemnitee continuing to serve the Company as an Agent and intending to be legally bound hereby, the parties hereto agree as follows:

1. Services by Indemnitee. Indemnitee agrees to serve (a) as a director or an officer of the Company, or both, so long as Indemnitee is duly appointed or elected and qualified in accordance with the applicable provisions of the Certificate of Incorporation and bylaws of the Company, and until such time as Indemnitee resigns or fails to stand for election or is removed from Indemnitee’s position, or (b) as an Agent of the Company. Indemnitee may from time to time also perform other services at the request or for the convenience of, or otherwise benefiting, the Company. Indemnitee may at any time and for any reason resign or be removed from such position (subject to any other contractual obligation or other obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in any such position.

2. Indemnification. Subject to the limitations set forth herein and in Section 7 hereof, the Company hereby agrees to indemnify Indemnitee as follows:

The Company shall, with respect to any Proceeding (as hereinafter defined) associated with Indemnitee’s being an Agent of the Company, indemnify Indemnitee to the fullest extent permitted by applicable law and the Certificate of Incorporation of the Company in effect on the date hereof or as such law or Certificate of Incorporation may from time to time be amended (but, in the case of any such amendment, only to the extent such amendment permits the Company to provide broader indemnification rights than the law or Certificate of Incorporation permitted the Company to provide before such amendment). The right to indemnification conferred herein and in the Certificate of Incorporation shall be presumed to have been relied upon by Indemnitee in serving or continuing to serve the Company as an Agent and shall be enforceable as a contract right. Without in any way diminishing the scope of the indemnification provided by this Section 2, the Company will indemnify Indemnitee to the full extent permitted by law if and wherever Indemnitee is or was a party or is threatened to be made a party to any Proceeding, including any Proceeding brought by or in the right of the Company, by reason of the fact that Indemnitee is or was an Agent or by reason of anything done or not done by Indemnitee in such capacity, against Expenses (as hereinafter defined) and Liabilities (as hereinafter defined) actually and reasonably incurred by Indemnitee or on his or her behalf in connection with the investigation, defense, settlement or appeal of such Proceeding. In addition to, and not as a limitation of, the foregoing, the rights of indemnification of Indemnitee provided under this Agreement shall include those rights set forth in Sections 3 and 9 below. Notwithstanding the foregoing, the Company shall be required to indemnify Indemnitee in connection with a Proceeding commenced by Indemnitee (other than a Proceeding commenced by Indemnitee to enforce Indemnitee’s rights under this Agreement) only if the commencement of such Proceeding was authorized by the Board of Directors.

3. Advancement of Expenses. All reasonable Expenses incurred by or on behalf of Indemnitee (including costs of enforcement of this Agreement) shall be advanced from time to time by the Company to Indemnitee within thirty (30) days after the receipt by the Company of a written request for an advance of Expenses, whether prior to or after final disposition of a Proceeding (except to the extent that there has been a Final Adverse Determination (as hereinafter defined) that Indemnitee is not entitled to be indemnified for such Expenses), including, without limitation, any Proceeding brought by or in the right of the Company. The written request for an advancement of any and all Expenses under this paragraph shall contain reasonable detail of the Expenses incurred by Indemnitee. In the event that such written request shall be accompanied by an affidavit of counsel to Indemnitee to the effect that such counsel has reviewed such Expenses and that such Expenses are reasonable in such counsel’s view, then such expenses shall be deemed reasonable in the absence of clear and convincing evidence to the contrary. By execution of this Agreement, Indemnitee shall be deemed to have made whatever undertaking as may be required by law at the time of any advancement of Expenses with respect to repayment to the Company of such Expenses. In the event that the Company shall breach its obligation to advance Expenses under this Section 3, the parties hereto agree that Indemnitee’s remedies available at law would not be adequate and that Indemnitee would be entitled to specific performance.

4. Surety Bond.

(a) In order to secure the obligations of the Company to indemnify and advance Expenses to Indemnitee pursuant to this Agreement, the Company shall obtain at the time of any Change in Control (as hereinafter defined) a surety bond (the “Bond”). The Bond shall be in an appropriate amount not less than one million dollars ($1,000,000), shall be issued by a commercial insurance company or other financial institution headquartered in the United States having assets in excess of $10 billion and capital according to its most recent published reports equal to or greater than the then applicable minimum capital standards promulgated by such entity’s primary federal regulator and shall contain terms and conditions reasonably acceptable to Indemnitee. The Bond shall provide that Indemnitee may from time to time file a claim for payment under the Bond, upon written certification by Indemnitee to the issuer of the Bond that (i) Indemnitee has made written request upon the Company for an amount not less than the amount Indemnitee is drawing under the Bond and that the Company has failed or refused to provide Indemnitee with such amount in full within thirty (30) days after receipt of the request, and (ii) Indemnitee believes that he or she is entitled under the terms of this Agreement to the amount that Indemnitee is drawing upon under the Bond. The issuance of the Bond shall not in any way diminish the Company’s obligation to indemnify Indemnitee against Expenses and Liabilities to the full extent required by this Agreement.

(b) Once the Company has obtained the Bond, the Company shall maintain and renew the Bond or a substitute Bond meeting the criteria of Section 4(a) during the term of this Agreement so that the Bond shall have an initial term of five (5) years, be renewed for successive five-year terms, and always have at least one (1) year of its term remaining.

5. Presumptions and Effect of Certain Proceedings. Upon making a request for indemnification, Indemnitee shall be presumed to be entitled to indemnification under this Agreement and the Company shall have the burden of proof to overcome that presumption in reaching any contrary determination. The termination of any Proceeding by judgment, order, settlement, arbitration award or conviction, or upon a plea of nolo contendere or its equivalent shall not affect this presumption or, except as determined by a judgment or other final adjudication adverse to Indemnitee, establish a presumption with regard to any factual matter relevant to determining

Indemnitee’s rights to indemnification hereunder. If the person or persons so empowered to make a determination pursuant to Section 6 hereof shall have failed to make the requested determination within ninety (90) days after any judgment, order, settlement, dismissal, arbitration award, conviction, acceptance of a plea of nolo contendere or its equivalent, or other disposition or partial disposition of any Proceeding or any other event that could enable the Company to determine Indemnitee’s entitlement to indemnification, the requisite determination that Indemnitee is entitled to indemnification shall be deemed to have been made.

6. Procedure for Determination of Entitlement to Indemnification.

(a) Whenever Indemnitee believes that Indemnitee is entitled to indemnification pursuant to this Agreement, Indemnitee shall submit a written request for indemnification to the Company. Any request for indemnification shall include sufficient documentation or information reasonably available to Indemnitee for the determination of entitlement to indemnification. In any event, Indemnitee shall submit Indemnitee’s claim for indemnification within a reasonable time, not to exceed five (5) years after any judgment, order, settlement, dismissal, arbitration award, conviction, acceptance of a plea of nolo contendere or its equivalent, or final determination, whichever is the later date for which Indemnitee requests indemnification. The Secretary or other appropriate officer shall, promptly upon receipt of Indemnitee’s request for indemnification, advise the Board of Directors in writing that Indemnitee has made such request. Determination of Indemnitee’s entitlement to indemnification shall be made not later than ninety (90) days after the Company’s receipt of Indemnitee’s written request for such indemnification, provided that any request for indemnification for Liabilities, other than amounts paid in settlement, shall have been made after a determination thereof in a Proceeding.

(b) The Company shall be entitled to select the forum in which Indemnitee’s entitlement to indemnification will be heard; provided, however, that if there is a Change in Control of the Company, Independent Legal Counsel (as hereinafter defined) shall determine whether Indemnitee is entitled to indemnification. The forum shall be any one of the following:

(i) the stockholders of the Company;

(ii) a majority vote of Disinterested Directors (as hereinafter defined), even though less than a quorum;

(iii) Independent Legal Counsel, whose determination shall be made in a written opinion; or

(iv) a panel of three (3) arbitrators, one selected by the Company, another by Indemnitee and the third by the first two arbitrators; or if for any reason three (3) arbitrators are not selected within thirty (30) days after the appointment of the first arbitrator, then selection of additional arbitrators shall be made by the American Arbitration Association. If any arbitrator resigns or is unable to serve in such capacity for any reason, the American Arbitration Association shall select such arbitrator’s replacement. The arbitration shall be conducted pursuant to the commercial arbitration rules of the American Arbitration Association now in effect.

7. Specific Limitations on Indemnification. Notwithstanding anything in this Agreement to the contrary, the Company shall not be obligated under this Agreement to make any payment to Indemnitee with respect to any Proceeding:

(a) To the extent that payment is actually made to Indemnitee under any insurance policy, or is made to Indemnitee by the Company or an affiliate otherwise than pursuant to this Agreement. Notwithstanding the availability of such insurance, Indemnitee also may claim indemnification from the Company pursuant to this Agreement by assigning to the Company any claims under such insurance to the extent Indemnitee is paid by the Company;

(b) Provided there has been no Change in Control, for Liabilities in connection with Proceedings settled without the Company’s consent, which consent, however, shall not be unreasonably withheld;

(c) For an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or similar provisions of any state statutory or common law; or

(d) To the extent it would be otherwise prohibited by law, if so established by a judgment or other final adjudication adverse to Indemnitee.

8. Fees and Expenses of Independent Legal Counsel or Arbitrators. The Company agrees to pay the reasonable fees and expenses of Independent Legal Counsel or a panel of three arbitrators should such Independent Legal Counsel or such arbitrators be retained to make a determination of Indemnitee’s entitlement to indemnification pursuant to Section 6(b) of this Agreement, and to fully indemnify such Independent Legal Counsel or arbitrators against any and all expenses and losses incurred by any of them arising out of or relating to this Agreement or their engagement pursuant hereto.

9. Remedies of Indemnitee.

(a) In the event that (i) a determination pursuant to Section 6 hereof is made that Indemnitee is not entitled to indemnification, (ii) advances of Expenses are not made pursuant to this Agreement, (iii) payment has not been timely made following a determination of entitlement to indemnification pursuant to this Agreement or (iv) Indemnitee otherwise seeks enforcement of this Agreement, Indemnitee shall be entitled to a final adjudication in the Court of Chancery of the State of Delaware of the remedy sought. Alternatively, unless (x) the determination was made by a panel of arbitrators pursuant to Section 6(b)(iv) hereof, or (y) court approval is required by law for the indemnification sought by Indemnitee, Indemnitee at Indemnitee’s option may seek an award in arbitration to be conducted by a single arbitrator pursuant to the commercial arbitration rules of the American Arbitration Association now in effect, which award is to be made within ninety (90) days following the filing of the demand for arbitration. The Company shall not oppose Indemnitee’s right to seek any such adjudication or arbitration award. In any such proceeding or arbitration, Indemnitee shall be presumed to be entitled to indemnification and advancement of Expenses under this Agreement and the Company shall have the burden of proof to overcome that presumption.

(b) In the event that a determination that Indemnitee is not entitled to indemnification, in whole or in part, has been made pursuant to Section 6 hereof, the decision in the judicial proceeding or arbitration provided in paragraph (a) of this Section 9 shall be made de novo and Indemnitee shall not be prejudiced by reason of a determination that Indemnitee is not entitled to indemnification.

(c) If a determination that Indemnitee is entitled to indemnification has been made pursuant to Section 6 hereof, or is deemed to have been made pursuant to Section 5 hereof or otherwise pursuant to the terms of this Agreement, the Company shall be bound by such determination in the absence of a misrepresentation or omission of a material fact by Indemnitee in connection with such determination.

(d) The Company shall be precluded from asserting that the procedures and presumptions of this Agreement are not valid, binding and enforceable. The Company shall stipulate in any such court or before any such arbitrator that the Company is bound by all of the provisions of this Agreement and is precluded from making any assertion to the contrary.

(e) Expenses reasonably incurred by Indemnitee in connection with Indemnitee’s request for indemnification under, seeking enforcement of or to recover damages for breach of this Agreement shall be borne by the Company when and as incurred by Indemnitee irrespective of any Final Adverse Determination that Indemnitee is not entitled to indemnification.

10. Contribution. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying

Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (a) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (b) the relative fault of the Company (and its directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).

11. Maintenance of Insurance. Upon the Company’s purchase of directors’ and officers’ liability insurance policies covering its directors and officers, then, subject only to the provisions within this Section 11, the Company agrees that so long as Indemnitee shall have consented to serve or shall continue to serve as a director or officer of the Company, or both, or as an Agent of the Company, and thereafter so long as Indemnitee shall be subject to any possible Proceeding (such periods being hereinafter sometimes referred to as the “Indemnification Period”), the Company will use all reasonable efforts to maintain in effect for the benefit of Indemnitee one or more valid, binding and enforceable policies of directors’ and officers’ liability insurance from established and reputable insurers, providing, in all respects, coverage both in scope and amount which is no less favorable than that provided by such preexisting policies. Notwithstanding the foregoing, the Company shall not be required to maintain said policies of directors’ and officers’ liability insurance during any time period if during such period such insurance is not reasonably available or if it is determined in good faith by the then directors of the Company either that:

(a) The premium cost of maintaining such insurance is substantially disproportionate to the amount of coverage provided thereunder; or

(b) The protection provided by such insurance is so limited by exclusions, deductions or otherwise that there is insufficient benefit to warrant the cost of maintaining such insurance.

Anything in this Agreement to the contrary notwithstanding, to the extent that and for so long as the Company shall choose to continue to maintain any policies of directors’ and officers’ liability insurance during the Indemnification Period, the Company shall maintain similar and equivalent insurance for the benefit of Indemnitee during the Indemnification Period (unless such insurance shall be less favorable to Indemnitee than the Company’s existing policies).

12. Modification, Waiver, Termination and Cancellation. No supplement, modification, termination, cancellation or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

13. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

14. Notice by Indemnitee and Defense of Claim. Indemnitee shall promptly notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter, whether civil, criminal, administrative or investigative, but the omission so to notify the Company will not relieve it from any liability that it may have to Indemnitee if such omission does not prejudice the Company’s rights. If such omission does prejudice the Company’s rights, the Company will be relieved from liability only to the extent of such prejudice. Notwithstanding the foregoing, such omission will not relieve the Company from any liability that it may have to Indemnitee otherwise than under this Agreement. With respect to any Proceeding as to which Indemnitee notifies the Company of the commencement thereof:

(a) The Company will be entitled to participate therein at its own expense; and

(b) The Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee; provided, however, that the Company shall not be entitled to assume the defense of any Proceeding if there has been a Change in Control or if Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee with respect to such Proceeding. After notice from the Company to Indemnitee of its election to assume the defense thereof, the Company will not be liable to Indemnitee under this Agreement for any Expenses subsequently incurred by Indemnitee in connection with the defense thereof, other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ Indemnitee’s own counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless:

(i) the employment of counsel by Indemnitee has been authorized by the Company;

(ii) Indemnitee shall have reasonably concluded that counsel engaged by the Company may not adequately represent Indemnitee due to, among other things, actual or potential differing interests; or

(iii) the Company shall not in fact have employed counsel to assume the defense in such Proceeding or shall not in fact have assumed such defense and be acting in connection therewith with reasonable diligence; in each of which cases the fees and expenses of such counsel shall be at the expense of the Company.

(c) The Company shall not settle any Proceeding in any manner that would impose any penalty or limitation on Indemnitee without Indemnitee’s written consent; provided, however, that Indemnitee will not unreasonably withhold his or her consent to any proposed settlement.

15. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (a) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, (b) delivered by facsimile with telephone confirmation of receipt or (c) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

(i) If to Indemnitee, to the address or facsimile number set forth on the signature page hereto.

(ii) If to the Company, to:

BIOLASE Technology, Inc.

981 Calle Amanecer

San Clemente, California 92673

Attn: Corporate Secretary

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

16. Nonexclusivity. The rights of Indemnitee hereunder shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under applicable law, the Company’s Certificate of Incorporation or bylaws, or any agreements, vote of stockholders, resolution of the Board of Directors or otherwise, and to the extent that during the Indemnification Period the rights of the then existing directors and officers are more favorable to such directors or officers than the rights currently provided to Indemnitee thereunder or under this Agreement, Indemnitee shall be entitled to the full benefits of such more favorable rights.

17. Certain Definitions.

(a) “Agent” shall mean any person who is or was, or who has consented to serve as, a director, officer, employee, agent, fiduciary, joint venturer, partner, manager or other official of the Company or a subsidiary or an affiliate of the Company, or any other entity (including without limitation, an employee benefit plan) either at the request of, for the convenience of, or otherwise to benefit the Company or a subsidiary of the Company.

(b) “Change in Control” shall mean the occurrence of any of the following:

(i) Both (A) any “person” (as defined below) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least twenty percent (20%) of the total voting power represented by the Company’s then outstanding voting securities and (B) the beneficial ownership by such person of securities representing such percentage has not been approved by a majority of the “continuing directors” (as defined below);

(ii) Any “person” is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities;

(iii) A change in the composition of the Board of Directors occurs, as a result of which fewer than two-thirds of the incumbent directors are directors who either (A) had been directors of the Company on the “look-back date” (as defined below) (the “Original Directors”) or (B) were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority in the aggregate of the Original Directors who were still in office at the time of the election or nomination and directors whose election or nomination was previously so approved (the “continuing directors”);

(iv) The stockholders of the Company approve a merger or consolidation of the Company with any other corporation, if such merger or consolidation would result in the voting securities of the Company outstanding immediately prior thereto representing (either by remaining outstanding or by being converted into voting securities of the surviving entity) fifty percent (50%) or less of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(v) The stockholders of the Company approve (A) a plan of complete liquidation of the Company or (B) an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

For purposes of Subsection (i) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act, but shall exclude (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a parent or subsidiary of the Company or (y) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock of the Company.

For purposes of Subsection (iii) above, the term “look-back date” shall mean the later of (x) the Effective Date and (y) the date twenty-four (24) months prior to the date of the event that may constitute a “Change in Control.”

Any other provision of this Section 17(b) notwithstanding, the term “Change in Control” shall not include a transaction, if undertaken at the election of the Company, the result of which is to sell all or substantially all of the assets of the Company to another corporation (the “surviving corporation”); provided that the surviving corporation is owned directly or indirectly by the stockholders of the Company immediately following such transaction in substantially the same proportions as their ownership of the Company’s common stock immediately preceding such transaction; and provided, further, that the surviving corporation expressly assumes this Agreement.

(c) “Disinterested Director” shall mean a director of the Company who is not or was not a party to or otherwise involved in the Proceeding in respect of which indemnification is being sought by Indemnitee.

(d) “Expenses” shall include all direct and indirect costs (including, without limitation, attorneys’ fees, retainers, court costs, transcripts, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, all other disbursements or out-of-pocket expenses and reasonable compensation for time spent by Indemnitee for which Indemnitee is otherwise not compensated by the Company or any third party) actually and reasonably incurred in connection with either the investigation, defense, settlement or appeal of a Proceeding or establishing or enforcing a right to indemnification under this Agreement, applicable law or otherwise; provided, however, that “Expenses” shall not include any Liabilities.

(e) “Final Adverse Determination” shall mean that a determination that Indemnitee is not entitled to indemnification shall have been made pursuant to Section 6 hereof and either (1) a final adjudication in the Court of Chancery of the State of Delaware or decision of an arbitrator pursuant to Section 9(a) hereof shall have denied Indemnitee’s right to indemnification hereunder, or (2) Indemnitee shall have failed to file a complaint in a Delaware court or seek an arbitrator’s award pursuant to Section 9(a) for a period of one hundred twenty (120) days after the determination made pursuant to Section 5 hereof.

(f) “Independent Legal Counsel” shall mean a law firm or a member of a firm selected by the Company and approved by Indemnitee (which approval shall not be unreasonably withheld) or, if there has been a Change in Control, selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld), that neither is presently nor in the past five (5) years has been retained to represent: (i) the Company or any of its subsidiaries or affiliates, or Indemnitee or any corporation of which Indemnitee was or is a director, officer, employee or agent, or any subsidiary or affiliate of such a corporation, in any material matter, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Legal Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s right to indemnification under this Agreement.

(g) “Liabilities” shall mean liabilities of any type whatsoever including, but not limited to, any judgments, fines, ERISA excise taxes and penalties, penalties and amounts paid in settlement (including all interest assessments and other charges paid or payable in connection with or in respect of such judgments, fines, penalties or amounts paid in settlement) of any Proceeding.

(h) “Proceeding” shall mean any threatened, pending or completed action, claim, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative, that is associated with Indemnitee’s being an Agent of the Company.

18. Binding Effect; Duration and Scope of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs and personal and legal representatives. This Agreement shall continue in effect during the Indemnification Period, regardless of whether Indemnitee continues to serve as an Agent.

19. Severability. If any provision or provisions of this Agreement (or any portion thereof) shall be held to be invalid, illegal or unenforceable for any reason whatsoever:

(a) the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby; and

(b) to the fullest extent legally possible, the provisions of this Agreement shall be construed so as to give effect to the intent of any provision held invalid, illegal or unenforceable.

20. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within the State of Delaware, without regard to conflict of laws rules.

21. Consent to Jurisdiction. The Company and Indemnitee each irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding that arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

22. Entire Agreement. This Agreement represents the entire agreement between the parties hereto, and there are no other agreements, contracts or understandings between the parties hereto with respect to the subject matter of this Agreement, except as specifically referred to herein or as provided in Section 16 hereof.

23. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer and Indemnitee has executed this Agreement as of the date first above written.

BIOLASE TECHNOLOGY, INC.,

a Delaware corporation

By

Print Name

Title

INDEMNITEE

Signature

Print Name

Address

Telephone

Facsimile

E-mail

Appendix E

BIOLASE TECHNOLOGY, INC.

2002 STOCK INCENTIVE PLAN

(As amended by the Board of Directors on through October 10, 2005)

ARTICLE ONE

GENERAL PROVISIONS

I.	PURPOSE OF THE PLAN

The Plan is intended to promote the interests of the Corporation by providing eligible persons who are employed by or serve the Corporation or any Parent or Subsidiary with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such service.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.	STRUCTURE OF THE PLAN

A.	The Plan shall be divided into three separate equity incentive programs:

1.	the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock;

2.	the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary); and

3.	the Automatic Option Grant Program under which eligible non-Employee directors shall automatically receive option grants at designated intervals over their period of continued Board service.

B.	The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III.	ADMINISTRATION OF THE PLAN

A.	Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants made under that program.

B.	The Primary Committee and the Board shall have concurrent authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. (However, grants made to Section 16 Insiders by the entire Board will not be exempt from the million-dollar compensation deduction limitation of Code Section 162(m).) Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board’s discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. However, any discretionary option grants or stock issuances for members of the Primary Committee should be authorized by a disinterested majority of the Board.

C.	Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

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D.	Service on the Primary Committee or the Secondary Committee shall constitute service as a director, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as directors for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

E.	Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and procedures as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any option or stock issuance thereunder.

IV.	ELIGIBILITY

A.	The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

1.	Employees,

2.	non-Employee members of the Board or the board of directors of any Parent or Subsidiary, and

3.	independent contractors who provide services to the Corporation (or any Parent or Subsidiary).

B.	Only non-Employee directors shall be eligible to participate in the Automatic Option Grant Program. A non-Employee director who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an initial option grant under the Automatic Option Grant Program at the time he or she first becomes a non-Employee director, but shall be eligible to receive annual option grants under the Automatic Option Grant Program while he or she continues to serve as a non-Employee director.

V.	STOCK SUBJECT TO THE PLAN

A.	The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 4,950,000 shares. Such authorized share reserve is comprised of (1) the initial share reserve for the Plan of 1,000,000 shares authorized by the Board on April 16, 2002 and approved by the stockholders on May 23, 2002, (2) the number of shares that remained available for issuance, as of May 23, 2002, under the Predecessor Plan as last approved by the Corporation’s stockholders, including the shares subject to outstanding options under the Predecessor Plan, (3) an additional increase of 1,000,000 shares of Common Stock authorized by the Board on April 28, 2004 and approved by the stockholders on May 26, 2004, and (4) an additional increase of 950,000 shares of Common Stock authorized by the Board on September 19, 2005.

B.	No one person participating in the Plan may receive stock options and direct stock issuances for more than 1,500,000 shares of Common Stock pursuant to the Plan in the aggregate per calendar year.

C.

Shares of Common Stock subject to outstanding options (including options transferred to this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent (1) those options expire or terminate for any reason prior to exercise in full or (2) the options are cancelled in

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accordance with the cancellation/regrant provisions of the Plan. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at a price per share not greater than the original issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

D.	If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (1) the maximum number and/or class of securities issuable under the Plan, (2) the maximum number and/or class of securities for which any one person may be granted options and direct stock issuances under the Plan per calendar year, (3) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan (including the options transferred to this Plan from the Predecessor Plan), and (4) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program. Such adjustments to the outstanding options are to be effected in a manner that shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be binding.

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ARTICLE TWO

DISCRETIONARY OPTION GRANT PROGRAM

I.	OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator. However, each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A.	Exercise Price.

1.	The exercise price per share shall be fixed by the Plan Administrator but shall not be less than 100% of the Fair Market Value per share of Common Stock on the option grant date.

2.	The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

(a)	cash or check made payable to the Corporation,

(b)	shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(c)	to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B.	Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of 10 years measured from the option grant date.

C.	Effect of Termination of Service.

1.	The following provisions shall govern the exercise of any options granted pursuant to the Discretionary Option Grant Program that are outstanding at the time of the Optionee’s cessation of Service:

(a)	Immediately upon the Optionee’s cessation of Service, the option shall terminate with respect to the unvested shares subject to the option.

(b)	Should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct, then the option shall terminate immediately with respect to all shares subject to the option.

(c)	Should the Optionee’s Service terminate for reasons other than Misconduct, then the option shall remain exercisable during such period of time after the Optionee’s Service ceases as shall be

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determined by the Plan Administrator and set forth in the documents evidencing the option, but no option shall be exercisable after its Expiration Date. During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s Service ceased. Upon the expiration of the applicable exercise period or (if earlier) upon the Expiration Date, the option shall terminate with respect to any vested shares subject to the options.

2.	Among its discretionary powers, the Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(a)	extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service, but in no event beyond the expiration of the option term, and/or

(b)	permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

The Plan Administrator should consider the tax and accounting consequences before exercising such discretion.

D.	Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E.	Repurchase Rights. The Plan Administrator shall have the discretion to grant options that are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while such shares are unvested, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (1) the exercise price paid per share or (2) the Fair Market Value per share of Common Stock at the time of the repurchase. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F.	Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee’s death. Non-Statutory Options shall be subject to the same restriction, except Non-Statutory Options may be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s family or to a trust established exclusively for one or more such family members or to the Optionee’s former spouse. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II.	INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options, which are specifically designated as Non-Statutory Options when issued under the Plan, shall not be subject to the terms of this Section II.

A.	Eligibility. Incentive Options may only be granted to Employees.

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B.	Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date) for which one or more options granted to any Employee pursuant to the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed $100,000. To the extent that an Optionee’s options exceed that limit, they will be treated as Non-Statutory Options (but all of the other provisions of the option shall remain applicable), with the first options that were awarded to the Optionee to be treated as Incentive Options.

C.	10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five years measured from the option grant date.

III.	CHANGE IN CONTROL

A.	In the event a Change in Control occurs, the shares of Common Stock at the time subject to each outstanding option granted pursuant to this Discretionary Option Grant Program shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. However, an outstanding option shall not become vested on such an accelerated basis if and to the extent: (1) such option is to be assumed by the successor corporation (or parent thereof) or is otherwise to continue in full force pursuant to the terms of transaction or (2) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on any shares for which the option is not otherwise at that time exercisable and provides for subsequent payout of that spread no later than the time the Optionee would vest in those option shares or (3) the acceleration of such option is subject to other limitations imposed by the Plan Administrator.

B.	All outstanding repurchase rights under the Discretionary Option Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, immediately prior to the occurrence of a Change in Control, except to the extent: (1) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force pursuant to the terms of the transaction or (2) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

C.	Immediately following the consummation of the Change in Control, all outstanding options granted pursuant to the Discretionary Option Grant Program shall terminate, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the transaction.

D.

Each option granted pursuant to the Discretionary Option Grant Program that is assumed or otherwise continued in effect in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (1) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (2) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (3) the maximum number and/or class of securities for which any one person may be granted options and direct stock issuances pursuant to the Plan per calendar year. To the extent the holders of Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options granted pursuant to the

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Discretionary Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such transaction.

E.	Among its discretionary powers, the Plan Administrator shall have the ability to structure an option (either at the time the option is granted or at any time while the option remains outstanding) so that the option shall become immediately exercisable and some or all of the shares subject to that option shall automatically become vested (and some or all of the repurchase rights of the Corporation with respect to the unvested shares subject to that option shall immediately terminate) upon the occurrence of a Change in Control, a Proxy Contest or any other specified event or the Optionee’s Involuntary Termination within a designated period of time following any of these events. In addition, the Plan Administrator may provide that one or more of the Corporation’s repurchase rights with respect to some or all of the shares held by the Optionee at the time of such a Change in Control, a Proxy Contest, or any other specified event or the Optionee’s Involuntary Termination within a designated period of time following such an event shall immediately terminate and all of the shares shall become vested.

F.	The portion of any Incentive Option accelerated in connection with a Change in Control or Proxy Contest shall remain exercisable as an Incentive Option only to the extent the $100,000 limitation described in Section II.B. above is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the federal tax laws.

G.	The outstanding options shall in no way affect the right of the Corporation to undertake any corporate action.

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ARTICLE THREE

STOCK ISSUANCE PROGRAM

I.	STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each stock issuance under this program shall be evidenced by a stock issuance agreement that complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to awards that entitle the recipients to receive those shares upon the attainment of designated performance goals or the satisfaction of specified Service requirements.

A.	Purchase Price.

1.	The purchase price per share shall be fixed by the Plan Administrator.

2.	Subject to the provisions of Section I of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(a)	cash or check made payable to the Corporation, or

(b)	past services rendered to the Corporation (or any Parent or Subsidiary).

B.	Vesting Provisions.

1.	Except as otherwise provided below in Section I.B.2 of the Plan, shares of Common Stock issued under the Stock Issuance Program for a purchase price less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock on the date of the grant of the stock issuance agreement for such shares of Common Stock, shall be subject to the following vesting requirements of this Section I.B.1 of the Plan. The shares of Common Stock shall vest ratably over a period of not less than three years subject to continued employment or service with the Corporation (with the Corporation retaining the right to repurchase any of such unvested shares at the original purchase price of such shares in the event the recipient terminates employment as provided in the stock issuance agreement, except as otherwise provided in this section). The vesting of such shares of Common Stock may not be accelerated except in the event of a Change of Control of the Corporation, in the event of the death or Disability of the recipient of the shares of Common Stock, in the event of the actual or constructive termination of the employment or services of the recipient with the Corporation by the Corporation without cause (as determined by the Board) pursuant to the stock issuance agreement, an employment or services agreement, or in connection with a separation agreement or severance plan or arrangement under which the recipient of the shares of Common Stock is required to provide consideration for such acceleration of the vesting of the shares of Common Stock. Notwithstanding the foregoing, shares of Common Stock may also be issued under the Stock Issuance Program pursuant to awards that entitle the recipients to receive those shares (i) solely upon the attainment of designated performance goals provided that the minimum performance period is not less than one year, or (ii) upon the satisfaction of additional Service requirements in addition to the Service requirements in the preceding provisions of this section.

2.

Shares of Common Stock issued under the Stock Issuance Program representing up to five percent (5%) of the total number of shares of Common Stock reserved for issuance under the Plan shall not be subject to the restrictions provided above in Section I.B.1 of the Plan and may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program pursuant to this Section I.B.2 shall be determined by the Plan Administrator and incorporated into the stock issuance agreement. Shares of Common Stock issued pursuant to this Section I.B.2 may also be issued under the Stock Issuance Program pursuant

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to awards that entitle the recipients to receive those shares upon the attainment of designated performance goals or the satisfaction of specified Service requirements.

3.	Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to such escrow arrangements as the Plan Administrator shall deem appropriate and shall be vested to the same extent the Participant’s shares of Common Stock are vested.

4.	The Participant shall have full stockholder rights (other than transferability) with respect to any shares of Common Stock issued to the Participant pursuant to the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Cash dividends constitute taxable compensation to the Participant are deductible by the Corporation (unless the Participant has made an election under Section 83(b) of the Code).

5.	Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay the Participant, without interest, the lower of (a) the cash consideration paid for the surrendered shares or (b) the Fair Market Value of those shares at the time of cancellation and/or shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares by the applicable clause (a) or (b) amount.

6.	The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock that would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.

7.	Outstanding share right awards under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue shares of Common Stock under one or more outstanding share right awards as to which the designated performance goals or Service requirements have not been attained or satisfied.

II.	CHANGE IN CONTROL

A.	All of the Corporation’s outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, immediately prior to the occurrence of a Change in Control, except to the extent (1) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the transaction or (2) such accelerated vesting is precluded by other limitations imposed in the stock issuance agreement.

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B.	The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and some or all of the shares of Common Stock subject to those terminated rights shall immediately vest, upon the occurrence of a Change in Control, a Proxy Contest or any other event, or the Participant’s Involuntary Termination within a designated period of time following any of these events.

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ARTICLE FOUR

Automatic Option Grant Program

I.	OPTION TERMS

A.	Automatic Grants. Option grants shall be made pursuant to the Automatic Option Grant Program in effect under this Plan as follows:

1.	Initial Grant: Provided the non-Employee director has not previously been in the employ of the Corporation or any Parent or Subsidiary, each such individual who is first elected or appointed as a non-Employee director at any time on or after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option. The number of shares of Common Stock subject to the option shall be equal to the product of (a) 2,500 shares and (b) (i) 12 minus (ii) the number of whole calendar months that have elapsed since the last Annual Stockholders’ Meeting or Special Meeting in lieu of an Annual Stockholders’ Meeting at which directors are elected.

2.	Annual Grants: On the date of each Annual Stockholders’ Meeting (beginning with the 2002 Annual Stockholders’ Meeting) or Special Meeting in lieu of an Annual Stockholders’ Meeting at which directors are elected, each individual who is to continue to serve as a non-Employee director following an Annual Stockholders’ Meeting, whether or not that individual is standing for re-election to the Board at that particular Annual Stockholders’ Meeting, shall automatically be granted a Non-Statutory Option to purchase 30,000 shares of Common Stock. There shall be no limit on the number of such annual option grants any one non-Employee director may receive over his or her period of Board service, and non-Employee directors who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have otherwise received one or more option grants from the Corporation shall be eligible to receive one or more such annual option grants over their period of continued Board service.

B.	Exercise Price. The exercise price per share for each option grant made under the Automatic Option Grant Program shall be equal to 100% of the Fair Market Value per share of Common Stock on the option grant date.

C.	Option Term. Each option grant under the Automatic Option Grant Program shall have a term of 10 years measured from the option grant date.

D.	Exercise and Vesting of Options.

1.	Each option under the Automatic Option Grant Program shall be immediately exercisable for any or all of the option shares. However, any unvested shares purchased under the option shall be subject to repurchase by the Corporation, at the lower of (a) the exercise price paid per share or (b) the Fair Market Value per share of Common Stock at the time of repurchase, should the Optionee cease such Board service prior to vesting in those shares.

2.	The shares subject to each initial option grant shall vest, and the Corporation’s repurchase right shall lapse, in monthly installments upon the Optionee’s completion of each month of service as a non-Employee director measured from the option grant date.

3.	The shares subject to each annual option grant shall vest, and the Corporation’s repurchase right shall lapse, in four successive quarterly installments upon the Optionee’s completion of the each quarter of service as a non-Employee director measured from the grant date.

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E.	Termination of Service. The following provisions shall govern the exercise of any options granted to the Optionee pursuant to the Automatic Option Grant Program that are outstanding at the time the Optionee ceases to serve as a director:

1.	The option shall be exercisable until the earlier to occur of (a) the Expiration Date or (b) the one-year anniversary of the date the Optionee’s Board service terminated.

2.	During the post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee’s cessation of Board service.

3.	Should the Optionee’s Board service cease due to death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may be exercised for any or all of those shares as fully vested shares of Common Stock.

4.	Upon the expiration of the one year exercise period or (if earlier) upon the Expiration Date, the option shall terminate for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Board service for any reason other than death or Permanent Disability, terminate to the extent the option is not otherwise at that time exercisable for vested shares.

F.	Election to Decline Equity Incentive Grants. Notwithstanding anything to the contrary set forth in the Plan, each non-Employee director may elect to decline one or more of the option grants to which he or she may otherwise be entitled under the Automatic Option Grant Program, provided that any non-Employee director who elects to decline any such option grant shall not receive any other compensation in lieu of that option grant. Such election shall be made pursuant to written notice to the Corporation in which the non-Employee director specifically declines one or more such option grants and acknowledges that such director will not receive any other compensation from the Corporation in lieu of those option grants.

II.	CHANGE IN CONTROL/PROXY CONTEST

A.	In the event a Change in Control occurs while the Optionee remains a director, the shares of Common Stock at the time subject to each outstanding option that was granted pursuant to this Automatic Option Grant Program shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares subject to the option at that time as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Immediately following the consummation of the Change in Control, each automatic option grant shall terminate, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

B.	In the event a Proxy Contest occurs while the Optionee remains a director, the shares of Common Stock at the time subject to each outstanding option granted pursuant to this Automatic Option Grant Program shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Proxy Contest, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Such option shall remain exercisable until the earliest to occur of (1) the Expiration Date, (2) the expiration of the one-year period measured from the date of the Optionee’s cessation of Board service, or (3) the termination of the option in connection with a Change in Control transaction.

C.	All outstanding repurchase rights under this Automatic Option Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall vest in full,

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immediately prior to the occurrence of a Change in Control or a Proxy Contest that occurs while the Optionee remains a director.

D.	Each option which is assumed or otherwise continued in effect in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the holders of Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options granted pursuant to the Automatic Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such transaction.

E.	The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to undertake any corporate action.

III.	REMAINING TERMS

The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

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ARTICLE FIVE

MISCELLANEOUS

I.	FINANCING

The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest-bearing promissory note payable in one or more installments. After considering the tax and accounting consequences, the Plan Administrator shall establish the terms of any such promissory note (including the interest rate and the terms of repayment). In no event may the maximum credit available to the Optionee or Participant exceed the sum of (A) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of such shares) plus (B) any applicable income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase. Prior to permitting the use of promissory notes as payment under the Plan, the Plan Administrator should consider the restrictions on doing so imposed by Regulation U.

II.	TAX WITHHOLDING

A.	The Corporation’s obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares granted pursuant to the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

B.	The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock issued pursuant to the Plan (other than the options granted to non-Employee directors or independent contractors) with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

1.	Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares. So as to avoid adverse accounting treatment, the number of shares that may be withheld for this purpose may not exceed the minimum number needed to satisfy the applicable income and employment tax withholding rules.

2.	Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes). So as to avoid adverse accounting treatment, the number of shares that may be withheld for this purpose may not exceed the minimum number needed to satisfy the applicable income and employment tax withholding rules.

III.	SHARE ESCROW/LEGENDS

Unvested shares of Common Stock may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Optionee’s or the Participant’s interest in such shares vests or may be issued directly to the Optionee or the Participant with restrictive legends on the certificates evidencing those unvested shares.

IV.	RESTRICTIONS ON CANCELLATION AND REGRANT OF STOCK OPTIONS AND REPRICING OF STOCK OPTIONS

Except with the approval of the stockholders of the Corporation, (i) no option may be granted under the Plan to an employee, consultant or member of the Board in direct exchange for, or in direct connection with, the

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cancellation or surrender of an outstanding option of such person having a higher exercise price, and (ii) no option granted under the Plan may be amended to reduce the exercise price per share of the Common Stock of the Corporation subject to such option below the exercise price of the option as of the date the option is granted, except to reflect the substitution for or assumption of the option in connection with a Change in Control of the Corporation or if any change is made in the Common Stock subject to the Plan or subject to any option under the Plan without the receipt of consideration by the Corporation (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Corporation) in which case the outstanding stock options will be appropriately adjusted in the class or classes and number of securities and price per share of Common Stock subject to such outstanding stock options. In the event of the substitution for or assumption of an option in connection with a Change in Control of the Corporation or if any change is made in the Common Stock subject to the Plan or subject to any option under the Plan without the receipt of consideration by the Corporation, the Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Corporation shall not be treated as a transaction “without receipt of consideration” by the Corporation.)

V.	EFFECTIVE DATE AND TERM OF THE PLAN

A.	The Plan shall become effective on May 23, 2002. No options may be granted or stock issued under the Plan at any time before May 23, 2002.

B.	The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or direct stock issuances shall be made under the Predecessor Plan after May 23, 2002. All options outstanding under the Predecessor Plan on May 23, 2002 shall be transferred to the Plan at that time and shall be treated as outstanding options under the Plan.

C.	Each outstanding option so transferred shall continue to be governed by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to automatically affect or otherwise modify the rights or obligations of the holders of such transferred options.

D.	Notwithstanding the previous sentence, one or more provisions of the Plan, including, without limitation, the acceleration provisions of the Discretionary Option Grant Program relating to Changes in Control and Proxy Contests, may, in the Plan Administrator’s discretion, be extended to one or more options incorporated from the Predecessor Plans provided that such provision or provisions do not adversely affect the Optionee’s rights and obligations.

E.	Unless terminated by the Board prior to such time, the Plan shall terminate upon the tenth anniversary of the Plan’s adoption by the Board. Should the Plan terminate when any options or unvested shares are outstanding, such awards shall continue in effect in accordance with the provisions of the documents evidencing such grants or issuances.

VI.	AMENDMENT OF THE PLAN

The Board shall have complete and exclusive power and authority to amend the Plan or any awards made hereunder. However, no such amendment of the Plan shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment, and, except as provided in Section IV of Article Five of the Plan relating to adjustments upon changes in Common Stock, no increase in the number of shares of Common Stock reserved for issuance under the Plan shall be effective unless approved by the stockholders of the Corporation to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Securities and Exchange Commission Rule 16b-3 or any Nasdaq or securities exchange listing requirements as in effect on October 10, 2005.

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VII.	USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for any corporate purpose.

VIII.	REGULATORY APPROVALS

A.	The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (1) upon the exercise of any option or (2) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

B.	No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable requirements of any stock exchange or the Nasdaq Stock Market on which Common Stock is then listed for trading or traded.

IX.	NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

X.	CALIFORNIA BLUE SKY PROVISIONS

If the Corporation is not exempt from California securities laws, the following provisions shall apply to any sale of Common Stock or any option grant to an individual who is eligible to receive such grants pursuant to the Plan who resides in the State of California.

A.	Option Grant Program.

1.	The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

(a)	The exercise price per share applicable to each option shall not be less than 85% of the Fair Market Value per share of Common Stock on the date the option is granted.

(b)	If the person to whom the option is granted is a 10% Stockholder, then the exercise price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the date the option is granted.

2.	The Plan Administrator may not impose a vesting schedule upon any option grant or the shares of Common Stock subject to that option which is more restrictive than 20% per year vesting, with the initial vesting to occur not later than one year after the option grant date. However, such limitation shall not be applicable to any option grants made to individuals who are officers of the Corporation, non-Employee directors or independent contractors.

3.	Unless the Optionee’s Service is terminated for Misconduct (in which case the option shall terminate immediately), the option (to the extent it was vested and exercisable at that the time Optionee’s

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Service ceased) must remain exercisable, following Optionee’s termination of Service, for at least (a) six months if Optionee’s Service terminates due to death or Permanent Disability or (b) thirty days in all other cases.

B.	Stock Issuance Program.

1.	The purchase price per share for shares issued under the Stock Issuance Program shall be fixed by the Plan Administrator but shall not be less than 85% of the Fair Market Value per share of Common Stock on the issue date. However, the purchase price per share of Common Stock issued to a 10% Stockholder shall not be less than 100% of such Fair Market Value.

2.	The Plan Administrator may not impose a vesting schedule upon any stock issuance effected under the Stock Issuance Program which is more restrictive than 20% per year vesting, with initial vesting to occur not later than one year after the issuance date. Such limitation shall not apply to any Common Stock issuances made to the officers of the Corporation, non-Employee directors or independent contractors.

C.	Repurchase Rights. To the extent specified in a stock purchase agreement or stock issuance agreement, the Corporation and/or its stockholders shall have the right to repurchase any or all of the unvested shares of Common Stock held by an Optionee or Participant when such person’s Service ceases. However, except with respect to grants to officers, directors, and consultants of the Corporation, the repurchase right must satisfy the following conditions:

1.	The Corporation’s right to repurchase the unvested shares of Common Stock must lapse at the rate of at least 20% per year over five years from the date the option was granted under the Discretionary Option Grant Program or the shares were issued under the Stock Issuance Program.

2.	The Corporation’s repurchase right must be exercised within ninety days of the date that Service ceased (or the date the shares were purchased, if later).

3.	The purchase price must be paid in the form of cash or cancellation of the purchase money indebtedness for the shares of Common Stock.

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APPENDIX

The following definitions shall be in effect under the Plan:

A.	Automatic Option Grant Program shall mean the automatic option grant program in effect under Article Four of the Plan.

B.	Board shall mean the Corporation’s Board of Directors.

C.	Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i)	a merger, consolidation or other reorganization approved by the Corporation’s stockholders, unless securities representing more than 50% of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction, or

(ii)	the sale, transfer or other disposition of all or substantially all of the Corporation’s assets, or

(iii)	the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders.

D.	Code shall mean the Internal Revenue Code of 1986, as amended.

E.	Common Stock shall mean the Corporation’s common stock.

F.	Corporation shall mean BIOLASE Technology, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of BIOLASE Technology, Inc. which adopts the Plan.

G.	Discretionary Option Grant Program shall mean the discretionary option grant program in effect under Article Two of the Plan.

H.	Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I.	Exchange Act shall mean the Securities Exchange Act of 1934, as amended.

J.	Exercise Date shall mean the date on which the option shall have been exercised in accordance with the appropriate option documentation.

K.	Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i)	If the Common Stock is at the time traded on the Nasdaq Stock Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as

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such price is reported by the National Association of Securities Dealers on the Nasdaq Stock Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)	If the Common Stock is at the time listed on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii)	If the Common Stock is at the time neither listed on any stock exchange or the Nasdaq Stock Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

L.	Incentive Option shall mean an option that satisfies the requirements of Code Section 422.

M.	Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i)	such individual’s involuntary dismissal or discharge by the Corporation (or its Parent or Subsidiary) for reasons other than Misconduct, or

(ii)	such individual’s voluntary resignation following (a) a change in his or her position with the Corporation (or any Parent or Subsidiary) which materially reduces his or her duties and responsibilities, (b) a reduction in his or her base salary by more than 15%, unless the base salaries of all similarly situated individuals are reduced by the Corporation (or any Parent or Subsidiary) employing the individual or (c) a relocation of such individual’s place of employment by more than fifty miles, provided and only if such change, reduction or relocation is effected by the Corporation (or any Parent or Subsidiary) without the individual’s consent.

N.	Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

O.	Non-Statutory Option shall mean an option not intended to be an Incentive Option.

P.	Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

Q.	Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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R.	Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

S.	Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or has lasted or can be expected to last for a continuous period of 12 months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-Employee director to perform his or her usual duties as a director by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of 12 months or more.

T.	Plan shall mean the BIOLASE Technology, Inc. 2002 Stock Incentive Plan, as amended.

U.	Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

V.	Plan Effective Date shall mean the date the Plan becomes effective and shall be coincidental with the date the Plan is approved by the Corporation’s stockholders. The Plan Effective Date is May 23, 2002.

W.	Predecessor Plan shall mean the BIOLASE Technology, Inc. 1998 Stock Option Plan, as amended.

X.	Primary Committee shall mean the committee comprised of one or more directors designated by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. To obtain the benefits of Rule 16b-3, there must be at least two members on the Primary Committee and all of the members must be “non-employee” directors as that term is defined in the Rule or the entire Board must approve the grant(s). Similarly, to be exempt from the million dollar compensation deduction limitation of Code Section 162(m), there must be at least two members on the Primary Committee and all of the members must be “outside directors” as that term is defined in Code Section 162(m).

Y.	Proxy Contest shall mean a change in ownership or control of the Corporation effected through a change in the composition of the Board over a period of 36 consecutive months or less such that a majority of the directors ceases, by reason of one or more contested elections for directorship, to be comprised of individuals who either (i) have been directors continuously since the beginning of such period or (ii) have been elected or nominated for election as directors during such period by at least a majority of the directors described in clause (i) who were still in office at the time the Board approved such election or nomination.

Z.	Secondary Committee shall mean a committee of one or more directors appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

AA.	Section 16 Insider shall mean an executive officer or director of the Corporation or the holder of more than 10% of a registered class of the Corporation’s equity securities, in each case subject to the short-swing profit liabilities of Section 16 of the Exchange Act.

BB.	Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-Employee member of the board of directors or

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independent contractor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

CC.	Stock Issuance Program shall mean the stock issuance program in effect under Article Three of the Plan.

DD.	Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

EE.	10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

FF.	Withholding Taxes shall mean the applicable income and employment withholding taxes to which the holder of a Non-Statutory Option or unvested shares of Common Stock under the Plan may become subject in connection with the exercise of those options or the vesting of those shares.

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P R O X Y

BIOLASE TECHNOLOGY, INC.

Annual Meeting of Stockholders, November 15, 2005

This Proxy is Solicited on Behalf of the Board of Directors of

BIOLASE TECHNOLOGY, INC.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on November 15, 2005 and the Proxy Statement, and appoints Robert E. Grant and John W. Hohener, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of BIOLASE Technology, Inc. (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2005 Annual Meeting of Stockholders of the Company to be held at the Laguna Cliffs Marriott Resort and Spa, 25135 Park Lantern, Dana Point, CA, 92629, on November 15, 2005, at 2:00 p.m. local time (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on this proxy card.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE

Please Detach Here

Ú  You Must Detach This Portion of the Proxy Card  Ú

Before Returning it in the Enclosed Envelope

The Board of Directors recommends a vote IN FAVOR OF the directors listed below and a vote IN FAVOR OF each of the listed proposals. This Proxy, when properly executed, will be voted as specified below. If no specification is made, this Proxy will be voted IN FAVOR OF the election of the directors listed below and IN FAVOR OF Proposals Two, Three and Four.

1.	To elect five directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal.

Nominees:	01 Federico Pignatelli 02 Jeffrey W. Jones 03 Robert E. Grant 04 George V. d’Arbeloff 05 Robert M. Anderton	FOR the nominees	WITHHOLD AUTHORITY to vote for the nominees	*EXCEPTIONS

*INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided.

2.	To ratify the form of Indemnification Agreement entered into between the Company and each of its directors and officers.	FOR	AGAINST	ABSTAIN

3.	To approve the amendment to the 2002 Stock Incentive Plan.	FOR	AGAINST	ABSTAIN

4.	To ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.	FOR	AGAINST	ABSTAIN

By executing this Proxy, the undersigned hereby grants the named proxy holders discretionary authority to act upon all other matters incident to the conduct of the meeting or as may properly come before the meeting, or any adjournment thereof.

Please sign your name.

(Authorized Signature(s))

(Print Name of Stockholder(s))
Date: